SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(RULE 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.   )

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Elutia Inc.

(Name of Registrant as Specified in its Charter)

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Elutia Inc.
12510 Prosperity Drive, Suite 370
Silver Spring, Maryland 20904
April 22, 2024
Dear Fellow Stockholders:
On behalf of the Board of Directors, I cordially invite you to attend the 2024 annual meeting of stockholders (the “Annual Meeting”) of Elutia Inc., which will be held on Thursday, June 6, 2024, beginning at 1:00 p.m., Eastern Time, at the offices of Elutia Inc., 12510 Prosperity Drive, Suite 370, Silver Spring, Maryland.
In accordance with the Securities and Exchange Commission rules allowing companies to furnish proxy materials to their stockholders over the Internet, we have sent stockholders of record at the close of business on April 11, 2024 a Notice of Internet Availability of Proxy Materials. The notice contains instructions on how to access our Proxy Statement and Annual Report and vote online. If you would like to receive a printed copy of our proxy materials from us instead of downloading a printable version from the Internet, please follow the instructions for requesting such materials included in the notice, as well as in the attached Proxy Statement.
Attached to this letter are a Notice of Annual Meeting of Stockholders and Proxy Statement, which describe the business to be conducted at the meeting.
Your vote is important to us. Please act as soon as possible to vote your shares. It is important that your shares be represented at the meeting whether or not you plan to attend the Annual Meeting. Please vote electronically over the Internet, by telephone or, if you receive a paper copy of the proxy card by mail, by returning your signed proxy card in the envelope provided. If you decide to attend the Annual Meeting, you will be able to vote your shares in person during the Annual Meeting, even if you have previously submitted your proxy.
On behalf of the Board of Directors and management, it is my pleasure to express our appreciation for your continued support.
/s/ Kevin Rakin

Kevin Rakin
Chairperson of the Board

Elutia Inc.
12510 Prosperity Drive, Suite 370
Silver Spring, Maryland 20904
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 6, 2024
NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Elutia Inc., a Delaware corporation, will be held on Thursday, June 6, 2024, at 1:00 p.m., Eastern Time, at the offices of Elutia Inc., 12510 Prosperity Drive, Suite 370, Silver Spring, Maryland. For instructions on how to attend and vote your shares at the Annual Meeting, see the information in the accompanying Proxy Statement in the section titled “General Information about the Annual Meeting and Voting — How can I attend and vote at the Annual Meeting?”
The Annual Meeting is being held:
1.
to elect Maybelle Jordan and W. Matthew Zuga as Class I directors to hold office until the Company’s annual meeting of stockholders to be held in 2027 and until their respective successors have been duly elected and qualified;

2.
to ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for 2024; and

3.
to transact such other business as may properly come before the Annual Meeting or any continuation, postponement or adjournment thereof.

These items of business are described in the Proxy Statement that follows this notice. Holders of record of our Class A common stock as of the close of business on April 11, 2024 are entitled to notice of and to vote at the Annual Meeting, or any continuation, postponement or adjournment thereof.
Please note that in order to gain admission to the site of our Annual Meeting, all attendees will need to present a photo identification card and have their name previously provided to building security. As such, in order to facilitate your attendance at the Annual Meeting, we strongly encourage you to advise Jeffrey Hamet by email at jhamet@elutia.com or phone at 240-247-1143 if you plan to attend the meeting prior to 5:00 p.m., Eastern time, on June 5, 2024, so that we can timely provide your name to building security. In the event that you do not advise us ahead of time that you will be attending the Annual Meeting, we encourage you to arrive at the meeting no later than 12:00 p.m., Eastern time, in order to ensure that you are able to pass through security prior to the start of the meeting. We currently intend to hold the meeting in person. However, if we determine that a change to a virtual meeting format is advisable or required, an announcement of such change will be made on the Investors page of our website at https://elutia.com and in a Current Report on Form 8-K as promptly as practicable. We encourage you to check that website one week prior to the meeting date if you are planning to attend the Annual Meeting. We ask that each stockholder evaluate the relative benefits of in-person attendance at the Annual Meeting and take advantage of the ability to vote by proxy or to provide voting instructions in accordance with the voting materials that have been provided to you.

Your vote is important. Voting your shares will ensure the presence of a quorum at the Annual Meeting and will save us the expense of further solicitation. Please promptly vote your shares by following the instructions for voting on the Notice Regarding the Availability of Proxy Materials or, if you received a paper or electronic copy of our proxy materials, by completing, signing, dating and returning your proxy card or by Internet or telephone voting as described on your proxy card.
By Order of the Board of Directors
/s/ Jeffrey Hamet

Jeffrey Hamet
Senior Vice President, Finance, Treasurer and Secretary
Silver Spring, Maryland
April 22, 2024
This Notice of Annual Meeting and Proxy Statement are first being distributed or made available, as the case may be, on or about April 22, 2024.
Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting:
This Proxy Statement and our Annual Report are available free of charge at www.proxyvote.com.

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Elutia Inc.
12510 Prosperity Drive, Suite 370
Silver Spring, Maryland 20904
PROXY STATEMENT
FOR THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 6, 2024
This proxy statement (the “Proxy Statement”) and our annual report for the fiscal year ended December 31, 2023 (the “2023 Annual Report” and, together with the Proxy Statement, the “proxy materials”) are being furnished by and on behalf of the board of directors (the “Board” or the “Board of Directors”) of Elutia Inc. (the “Company,” “Elutia,” “we,” “us,” or “our”), in connection with our 2024 annual meeting of stockholders (the “Annual Meeting”). This Notice of Annual Meeting and Proxy Statement are first being distributed or made available, as the case may be, on or about April 22, 2024.
GENERAL INFORMATION ABOUT THE ANNUAL MEETING AND VOTING
When and where will the Annual Meeting be held?
The Annual Meeting will be held on Thursday, June 6, 2024 at 1:00 p.m., Eastern Time, at the offices of Elutia Inc., 12510 Prosperity Drive, Suite 370, Silver Spring, Maryland.
What are the purposes of the Annual Meeting?
The purpose of the Annual Meeting is to vote on the following items described in this Proxy Statement:
•
Proposal No. 1:   Election of the director nominees listed in this Proxy Statement.

•
Proposal No. 2:   Ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for 2024.

Are there any matters to be voted on at the Annual Meeting that are not included in this Proxy Statement?
At the date this Proxy Statement went to press, we did not know of any matters to be properly presented at the Annual Meeting other than those referred to in this Proxy Statement. If other matters are properly presented at the meeting or any adjournment or postponement thereof for consideration, and you are a stockholder of record and have submitted a proxy card, the persons named in your proxy card will have the discretion to vote on those matters for you.
Why did I receive a notice in the mail regarding the Internet availability of proxy materials instead of a paper copy of proxy materials?
The rules of the Securities and Exchange Commission (“SEC”) permit us to furnish proxy materials, including this Proxy Statement and the 2023 Annual Report, to our stockholders by providing access to such documents on the Internet instead of mailing printed copies. Stockholders will not receive paper copies of the proxy materials unless they request them. Instead, the Notice of Internet Availability of Proxy Materials (the “Notice and Access Card”) provides instructions on how to access and review on the Internet all of the proxy materials. The Notice and Access Card also instructs you as to how to authorize via the Internet or telephone your proxy to vote your shares according to your voting instructions. If you would like to receive a paper or email copy of our proxy materials, you should follow the instructions for requesting such materials described in the Notice and Access Card.
What does it mean if I receive more than one Notice and Access Card or more than one set of proxy materials?
It means that your shares are held in more than one account at the transfer agent and/or with banks or brokers. Please vote all of your shares. To ensure that all of your shares are voted, for each Notice and Access

Card or set of proxy materials, please submit your proxy by phone, via the Internet, or, if you received printed copies of the proxy materials, by signing, dating and returning the enclosed proxy card in the enclosed envelope.
Can I vote my shares by filling out and returning the Notice and Access Card?
No. The Notice and Access Card identifies the items to be voted on at the Annual Meeting, but you cannot vote by marking the Notice and Access Card and returning it. If you would like a paper proxy card, you should follow the instructions in the Notice and Access Card. The paper proxy card you will then receive will also provide instructions as to how to authorize via the Internet or telephone your proxy to vote your shares according to your voting instructions. Alternatively, you can mark the paper proxy card with how you would like your shares voted, sign the proxy card and return it in the envelope provided.
Who is entitled to vote at the Annual Meeting?
Holders of record of shares of our Class A common stock as of the close of business on April 11, 2024 (the “Record Date”) will be entitled to notice of and to vote at the Annual Meeting and any continuation, postponement or adjournment thereof. At the close of business on the Record Date, there were 20,036,508 shares of our Class A common stock issued and outstanding and entitled to vote. Each share of our Class A common stock is entitled to one vote on any matter presented to stockholders at the Annual Meeting. Holders of our Class B common stock have no voting rights and are not considered present or entitled to vote or otherwise accounted for in connection with the Annual Meeting, including for quorum purposes. See “How many shares must be present to hold the Annual Meeting?”
What is the difference between being a “record holder” and holding shares in “street name”?
A record holder (also called a “registered holder”) holds shares in his or her name. Shares held in “street name” means that shares are held in the name of a bank, broker or other nominee on the holder’s behalf.
What do I do if my shares are held in “street name”?
If your shares are held in a brokerage account or by a bank or other holder of record, you are considered the “beneficial owner” of shares held in “street name.” The Notice and Access Card or the proxy materials, if you elected to receive a hard copy, has been forwarded to you by your broker, bank or other nominee who is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker, bank or other holder of record on how to vote your shares by following their instructions for voting. Please refer to information from your bank, broker or other nominee on how to submit your voting instructions.
How many shares must be present to hold the Annual Meeting?
A quorum must be present at the Annual Meeting for any business to be conducted. The holders of a majority in voting power of the Company’s capital stock issued and outstanding and entitled to vote, present electronically or represented by proxy constitutes a quorum. If you sign and return your paper proxy card or authorize a proxy to vote electronically or telephonically, your shares will be counted to determine whether we have a quorum even if you abstain or fail to vote as indicated in the proxy materials.
Broker non-votes will also be considered present for the purpose of determining whether there is a quorum for the Annual Meeting.
What are “broker non-votes”?
A “broker non-vote” occurs when shares held by a broker in “street name” for a beneficial owner are not voted with respect to a proposal because (1) the broker has not received voting instructions from the stockholder who beneficially owns the shares and (2) the broker lacks the authority to vote the shares at their discretion. Proposal No. 1 is considered a non-discretionary matter, and a broker will lack the authority to vote uninstructed shares at its discretion on such proposal. Proposal No. 2 is considered a discretionary matter, and a broker will be permitted to exercise its discretion to vote uninstructed shares on this proposal.
What if a quorum is not present at the Annual Meeting?
If a quorum is not present or represented at the scheduled time of the Annual Meeting, the chairperson of the Annual Meeting is authorized under our bylaws to adjourn the Annual Meeting until a quorum is present or represented.
How do I vote my shares without attending the Annual Meeting?
We recommend that stockholders vote by proxy even if they plan to attend the Annual Meeting in person. If you are a stockholder of record, there are three ways to vote by proxy:
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by Telephone — You can vote by telephone by calling 1-800-690-6903 and following the instructions on the proxy card. You will need the 16-digit number included on your Internet Notice or proxy card in order to vote by telephone;

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by Internet — You can vote over the Internet at www.proxyvote.com by following the instructions on the Internet Notice or proxy card. You will need the 16-digit number included on your Internet Notice or proxy card in order to vote by Internet; or

•
by Mail — You can vote by mail by signing, dating and mailing the proxy card, which you may have received by mail.

Telephone and Internet voting facilities for stockholders of record will be available 24 hours a day and will close at 11:59 p.m., Eastern Time, on June 5, 2024.
If your shares are held in the name of a bank, broker or other holder of record, you will receive instructions on how to vote from the bank, broker or holder of record. You must follow the instructions of such bank, broker or holder of record in order for your shares to be voted.
How can I attend and vote at the Annual Meeting?
We will be holding the Annual Meeting in person at our offices at 12510 Prosperity Drive, Suite 370, Silver Spring, Maryland. For directions to attend the meeting in person, please contact Investor Relations at 240-247-1147 or ir@elutia.com. You may attend and vote at the Annual Meeting only if you were a holder of Class A common stock as of the Record Date or if you hold a valid proxy for the Annual Meeting. If your shares are held in “street name,” you will need to contact your bank or broker to obtain a “legal proxy” to bring to the Annual Meeting. If you would like to attend the Annual Meeting, you must contact Jeffrey Hamet by email at jhamet@elutia.com or phone at 240-247-1143 no later than 5:00 p.m., Eastern time, on June 5, 2024 to have your name placed on the attendance list. In order to be admitted into the Annual Meeting, your name must appear on the attendance list and you must present government-issued photo identification (such as a driver’s license).
How does the Board recommend that I vote?
The Board recommends that you vote:
•
FOR the nominees to the Board set forth in this Proxy Statement.

•
FOR the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for 2023.

How many votes are required to approve each proposal?
The table below summarizes the proposals that will be voted on, the vote required to approve each item and how votes are counted:

Proposal	Votes Required	Voting Options	Impact of “Withhold” or “Abstain” Votes	Broker Discretionary Voting Allowed
Proposal No. 1: Election of Directors	The plurality of the votes cast. This means that the two nominees receiving the highest number of affirmative “FOR” votes will be elected as Class I directors.	“FOR ALL” “WITHHOLD ALL” “FOR ALL EXCEPT”	None(1)	No(3)
Proposal No. 2: Ratification of Appointment of Independent Registered Public Accounting Firm	The affirmative vote of the holders of a majority in voting power of the votes cast affirmatively or negatively (excluding abstentions) at the Annual Meeting by the holders entitled to vote thereon.	“FOR” “AGAINST” “ABSTAIN”	None(2)	Yes(4)

(1)
Votes that are “withheld” will have the same effect as an abstention and will not count as a vote “FOR” or “AGAINST” a director, because directors are elected by plurality voting.

(2)
A vote marked as an “Abstention” is not considered a vote cast and will, therefore, not affect the outcome of this proposal.

(3)
As this proposal is not considered a discretionary matter, brokers lack authority to exercise their discretion to vote uninstructed shares on this proposal.

(4)
As this proposal is considered a discretionary matter, brokers are permitted to exercise their discretion to vote uninstructed shares on this proposal. We do not expect any broker non-votes on this proposal.

What if I do not specify how my shares are to be voted?
If you submit a proxy but do not indicate any voting instructions, the persons named as proxies will vote in accordance with the recommendations of the Board. The Board’s recommendations are set forth above, as well as with the description of each proposal in this Proxy Statement.
Who will count the votes?
Representatives of Broadridge Investor Communications Services (“Broadridge”) will tabulate the votes, and a representative of Broadridge will act as inspector of election.
Can I revoke or change my vote after I submit my proxy?
Yes. Whether you have voted by Internet, telephone or mail, if you are a stockholder of record, you may change your vote and revoke your proxy by:
•
sending a written statement to that effect to the attention of our Secretary at our corporate offices, provided such statement is received no later than June 5, 2024;

•
voting again by Internet or telephone at a later time before the closing of those voting facilities at 11:59 p.m., Eastern Time, on June 5, 2024;

•
submitting a properly signed proxy card with a later date that is received no later than June 5, 2024; or

•
attending the Annual Meeting, revoking your proxy and voting in person.

If you hold shares in street name, you may submit new voting instructions by contacting your bank, broker or other nominee. You may also change your vote or revoke your proxy in person at the Annual

Meeting if you obtain a signed proxy from the record holder (broker, bank or other nominee) giving you the right to vote the shares.
Your most recent proxy card or telephone or Internet proxy is the one that is counted. Your attendance at the Annual Meeting by itself will not revoke your proxy unless you give written notice of revocation to the Company before your proxy is voted or you vote in person at the Annual Meeting.
Who will pay for the cost of this proxy solicitation?
We will pay the cost of soliciting proxies. Proxies may be solicited on our behalf by directors, officers or employees (for no additional compensation) in person or by telephone, electronic transmission and facsimile transmission. Brokers and other nominees will be requested to solicit proxies or authorizations from beneficial owners and will be reimbursed for their reasonable expenses.
Will I be able to ask questions at the Annual Meeting?
As part of the Annual Meeting, we will hold a live Q&A session, during which we intend to answer appropriate questions submitted during the meeting and that relate to the matters to be voted on. We intend to reserve up to 10 minutes before the closing of the polls to address questions submitted. Only stockholders that have accessed the Annual Meeting as a stockholder by following the procedures outlined above in “How can I attend and vote at the Annual Meeting?” will be able to submit questions during the Annual Meeting. Additionally, our Annual Meeting will follow “Rules of Conduct,” which will be made available at the Annual Meeting. Under these Rules of Conduct, a stockholder may ask up to two questions, and we will not address questions that are, among other things:
•
irrelevant to the business of the Company or to the business of the Annual Meeting;

•
related to the status or conduct of our clinical trials or the status of pending applications for the regulatory clearance of new products beyond that which is contained in our prior public disclosures;

•
related to material non-public information of the Company;

•
related to personal grievances;

•
derogatory references to individuals or that are otherwise in bad taste;

•
substantially repetitious of statements already made by another stockholder;

•
in furtherance of the stockholder’s personal or business interests; or

•
out of order or not otherwise suitable for the conduct of the Annual Meeting as determined by the Chair of the Annual Meeting or the Secretary in their reasonable judgment.

Additional information regarding the Q&A session will be available in the “Rules of Conduct” which will be made available at the Annual Meeting.

PROPOSAL NO. 1 ELECTION OF DIRECTORS
Board Size and Structure
Our restated certificate of incorporation as currently in effect (“Certificate of Incorporation”) provides that the number of directors shall be established from time to time by our Board of Directors. Our Board of Directors has fixed the number of directors at six, and we currently have six directors serving on the Board.
Our Certificate of Incorporation provides that the Board be divided into three classes, designated as Class I, Class II and Class III. Each class should consist, as nearly as may be possible, of one-third of the total number of directors constituting the entire Board. Each class of directors must stand for re-election no later than the third annual meeting of stockholders subsequent to their initial appointment or election to the Board, and the directors initially assigned to each class serve for a term set to end as set forth below. The term of each director continues until the election and qualification of his or her successor and is subject to his or her earlier death, resignation or removal. Generally, vacancies or newly created directorships on the Board will be filled only by vote of a majority of the directors then in office and will not be filled by the stockholders, unless the Board determines by resolution that any such vacancy or newly created directorship will be filled by the stockholders. A director appointed by the Board to fill a vacancy will hold office until the next election of the class for which such director was chosen, subject to the election and qualification of his or her successor and his or her earlier death, resignation or removal.
Current Directors and Terms
Our current directors and their respective classes and terms are set forth below.
Class I Directors − Current Term Ending at 2024 Annual Meeting	Class II Directors − Current Term Ending at 2025 Annual Meeting	Class III Directors − Current Term Ending at 2026 Annual Meeting
Maybelle Jordan W. Matthew Zuga	Brigid A. Makes C. Randal Mills, Ph.D.	David Colpman Kevin Rakin
Nominees for Director
Ms. Jordan and Mr. Zuga have been nominated by the Board to stand for election. As the directors assigned to Class I, Ms. Jordan’s and Mr. Zuga’s current terms of service will expire at the Annual Meeting. If elected by the stockholders at the Annual Meeting, Ms. Jordan and Mr. Zuga will each serve for a term expiring at the annual meeting to be held in 2027 (the “2027 Annual Meeting”) and the election and qualification of his or her successor or until his or her earlier death, resignation or removal.
Each person nominated for election has agreed to serve if elected, and management has no reason to believe that any nominee will be unable to serve. If, however, prior to the Annual Meeting, the Board of Directors should learn that any nominee will be unable to serve for any reason, the proxies that otherwise would have been voted for this nominee will be voted for a substitute nominee as selected by the Board. Alternatively, the proxies, at the Board’s discretion, may be voted for that fewer number of nominees as results from the inability of any nominee to serve. The Board has no reason to believe that any of the nominees will be unable to serve.
Information About Board Nominees and Continuing Directors
The following pages contain certain biographical information as of April 22, 2024 for each nominee for director and each director whose term as a director will continue after the Annual Meeting, including all positions he or she holds, his or her principal occupation and business experience for the past five years, and the names of other publicly-held companies of which the director or nominee currently serves as a director or has served as a director during the past five years.
We believe that all of our directors and nominees display: personal and professional integrity; satisfactory levels of education and/or business experience; broad-based business acumen; an appropriate level of understanding of our business and its industry and other industries relevant to our business; the ability and willingness to devote adequate time to the work of our Board of Directors and its committees; skills and personality that complement those of our other directors that help build a board that is effective, collegial and responsive to the needs of our Company; strategic thinking and a willingness to share ideas; a diversity of experiences, expertise and background; and the ability to represent the interests of all of our stockholders. The information presented below regarding each nominee and continuing director also sets forth specific experience, qualifications, attributes and skills that led our Board of Directors to the conclusion that such individual should serve as a director in light of our business and structure.
Nominees for Election to Three-Year Terms Expiring No Later than the 2027 Annual Meeting
Class I Directors	Age	Director Since	Current Position at Elutia
Maybelle Jordan	58	2020	Director
W. Matthew Zuga	58	2015	Director
Maybelle Jordan has served as a member of our Board of Directors since September 2020. Ms. Jordan has served as Chief Strategy Officer for Deerfield Device Design and Development Catalyst, a medical technology incubator, since January 2021. Ms. Jordan previously served as Vice President of Business Development of Biomerix Corporation, a biomaterials company focused on scaffold technology in the medical technology industry, from 2011 until 2021, and served as Chief Operating Officer for Biomerix from 2003 to 2011. Ms. Jordan also co-founded and served as President and Chief Executive Officer of MTrap Inc., a clinical-stage biomaterials company developing a cancer therapeutic device for treatment of advanced ovarian cancer, from 2015 to 2019. Ms. Jordan holds an M.B.A. from Harvard University and a B.S. in Biology from Yale University. We believe Ms. Jordan’s extensive management and leadership experience with companies in the medical technology and life sciences industries make her well qualified to serve as a member of our Board of Directors.
W. Matthew Zuga has served as a member of our Board of Directors since November 2015. Mr. Zuga has served as Chief Financial Officer and Chief Business Officer of Acumen Pharmaceuticals, Inc., a publicly traded biotechnology company, since May 2021. Mr. Zuga is the Co-founder of HighCape Partners, a growth equity fund and affiliate of Elutia, and has been a general partner in HighCape Partners since 2013. Additionally, Mr. Zuga served as Chief Financial Officer and Chief Operating Officer and board member of HighCape Capital Acquisition Corp. (“HighCape Acquisition”), a publicly traded affiliate of HighCape Partners, from June 2020 to June 2021. From August 2012 to September 2013, Mr. Zuga was a managing director of SyngentaVentures Pte Ltd, an investment vehicle of Syngenta Corp. He was also the founder and managing member of Red Abbey, an investment company, from January 2004 to August 2012. Prior to Red Abbey, Mr. Zuga was a managing director and the head of life sciences investment banking at Legg Mason from 1999 to 2003. During the last five years, Mr. Zuga also served on the board of directors of TELA Bio, Inc., a publicly traded life sciences company, where Mr. Zuga served on its compensation committee. Mr. Zuga holds an M.B.A. from the Kenan-Flagler Business School at the University of North Carolina at Chapel Hill and a B.S. in Business Administration/Finance from Ohio State University. We believe Mr. Zuga’s extensive experience in the life sciences industry, his network of contacts in the industry and his background in investing and investment banking make him well qualified to serve as a member of our Board of Directors.
Class II Directors Whose Terms Expire at the 2025 Annual Meeting of Stockholders
Class II Directors	Age	Director Since	Current Position at Elutia
Brigid A. Makes	68	2020	Director
C. Randal Mills, Ph.D.	52	2015	President, Chief Executive Officer, Director
Brigid A. Makes has served as a member of our Board of Directors since September 2020. Ms. Makes currently serves as Chief Financial Officer of Vivani Medical, Inc., a Nasdaq-listed biopharmaceutical company, which merged with Nano Precision Medical, Inc., a privately-held biopharmaceutical company, where Ms. Makes served as Chief Financial Officer from February 2022 until the August 2022 merger. Ms. Makes has also served as an independent consultant for medical device and healthcare companies since July 2017, specifically advising on finance, accounting and funding responsibilities. From September 2011 to July 2017, Ms. Makes served as Senior Vice President and Chief Financial Officer of Miramar Labs, Inc., a biotechnology company focused on aesthetics and dermatology. From 2006 to 2011, Ms. Makes served as Senior Vice President and Chief Financial Officer of AGA Medical Corp (“AGA”), a medical device company developing interventional devices for the minimally invasive treatment of structural heart defects and peripheral vascular disorders. Prior to joining AGA, Ms. Makes held various positions at Nektar Therapeutics Inc. from 1999 to 2006, including serving as Chief Financial Officer from 1999 to 2003. From December 2019 to June 2023, Ms. Makes served as a member of the board of directors of Mind Medicine (MindMed) Inc., a publicly traded neuro-pharmaceutical company, where Ms. Makes served as the chair on the audit committee. Since June 2021, Ms. Makes has also been a member of the board of directors of Quantum-Si (Quantum-Si) Inc., a publicly traded life sciences company, where Ms. Makes serves on its audit committee. Ms. Makes holds an M.B.A. from Bentley University and a Bachelor of Commerce degree in Finance & International Business from McGill University. We believe Ms. Makes’ extensive management and leadership experience with biotechnology companies and knowledge and experience in finance make her well qualified to serve as a member of our Board of Directors.
C. Randal Mills, Ph.D. has served as our President and Chief Executive Officer since August 2022, after serving as our Interim President and Chief Executive Officer from June 2022 to August 2022, and has served as a member of our Board of Directors since November 2015. Prior to joining Elutia, Dr. Mills has served as Chief Executive Officer and as a member of the board of trustees of Sanford Burnham Prebys Medical Discovery Institute, a non-profit medical research institute from July 2020 to April 2022. Dr. Mills served as Chief Executive Officer of the National Marrow Donor Program, a nonprofit international organization that provides bone marrow for transplantation, from July 2017 to February 2020. From May 2014 to July 2017, Dr. Mills served as Chief Executive Officer of the California Institute for Regenerative Medicine, which was created to fund stem cell research in California. Dr. Mills also served as Chief Executive Officer of Osiris Therapeutics, Inc., a publicly traded regenerative medicine company, from June 2004 to December 2013. Prior to and during the last five years, Dr. Mills has served on the board of directors of various non-profit organizations, including Be The Match Foundation from July 2017 to February 2020, Tissue Banks International (“TBI”) (now KeraLink International (“KeraLink”)), from August 2007 to December 2019, and the Alliance for Regenerative Medicine, an international community of organizations focused on regenerative medicine, from January 2014 to January 2016. Dr. Mills holds a Ph.D. in Pharmaceutical Science and a B.S. in Microbiology from the University of Florida. We believe Dr. Mills’ extensive management and leadership experience in medical and healthcare organizations, including in the regenerative medicine context, make him well qualified to serve as a member of our Board of Directors.
Class III Directors Whose Terms Expire at the 2026 Annual Meeting of Stockholders
Class III Directors	Age	Director Since	Current Position at Elutia
David Colpman	62	2022	Director
Kevin Rakin	63	2015	Executive Chairman
David Colpman has served as a member of our Board of Directors since October 2022. Mr. Colpman was the managing partner of Colpman Consulting Ltd., a business development consultancy, from July 2014 to March 2020. Prior to this, Mr. Colpman was a senior vice president at Shire Plc from 1999 to 2014. Prior to Shire Plc, Mr. Colpman had senior roles in business development at Novo Nordisk A/S, Glaxo Wellcome Plc and Boots Pharmaceuticals Ltd. Mr. Colpman served on the board of Orexo AB, a publicly traded pharmaceutical company, from May 2015 to May 2022. Mr. Colpman has also served as an advisor to Cantargia AB, a pharmaceutical company, since May 2022 and Norgine Ltd, another pharmaceutical company, since January 2023. In addition, he is currently an advisor to HighCape Capital, an affiliate of HighCape Partners, which is an investment fund and affiliate of Elutia. Mr. Colpman received a B.Sc. from Portsmouth University in the field of pharmacy. We believe Mr. Colpman’s extensive management and leadership experience in pharmaceutical and healthcare companies make him well qualified to serve as a member of our Board of Directors.
Kevin Rakin has served as our Chairman and a member of our Board of Directors since November 2015 and as Executive Chairman since June 2022. Mr. Rakin is the Co-founder of HighCape Partners, a growth equity fund and affiliate of Elutia, and has been a general partner in HighCape Partners since 2013. Additionally, Mr. Rakin served as Chief Executive Officer and a board member of HighCape Acquisition from June 2020 to June 2021, at which time HighCape Acquisition merged with Quantum-Si, where Mr. Rakin has served as a member of the board of directors since 2021. Mr. Rakin has also been a member of the board of directors of Nyxoah S.A., a publicly traded medical device company, since 2016, where he serves on its audit committee. From 2014 to 2022, Mr. Rakin served on the board of directors of Oramed Pharmaceuticals Inc., a publicly traded pharmaceutical company, where Mr. Rakin served on its audit and compensation committees. From 2012 to 2019, Mr. Rakin also served on the board of directors of Histogenics Corp., a publicly traded biopharmaceutical company, where Mr. Rakin served on its audit and compensation committees. Mr. Rakin holds an M.B.A. from Columbia University and B.Com and B.Com (Hons) degrees from the University of Cape Town, South Africa. We believe Mr. Rakin’s extensive knowledge and experience in finance and leadership in healthcare and life sciences companies, including in the public company context, make him well qualified to serve as a member of our Board of Directors.
Board Recommendation
The Board of Directors unanimously recommends a vote FOR the election of each of Maybelle Jordan and W. Matthew Zuga as Class I directors to hold office until the 2027 Annual Meeting and until each of their successors has been duly elected and qualified.

PROPOSAL NO. 2 RATIFICATION OF APPOINTMENT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM
Appointment of Independent Registered Public Accounting Firm
The audit committee appoints our independent registered public accounting firm. In this regard, the audit committee evaluates the qualifications, performance and independence of our independent registered public accounting firm and determines whether to re-engage our current firm. As part of its evaluation, the audit committee considers, among other factors, the quality and efficiency of the services provided by the firm, including the performance, technical expertise, industry knowledge and experience of the lead audit partner and the audit team assigned to our account; the overall strength and reputation of the firm; the firm’s global capabilities relative to our business; and the firm’s knowledge of our operations. PricewaterhouseCoopers LLP has served as our independent registered public accounting firm since 2015. Neither the accounting firm nor any of its members has any direct or indirect financial interest in or any connection with us in any capacity other than as our auditors and providing audit and permissible non-audit related services. Upon consideration of these and other factors, the audit committee has appointed PricewaterhouseCoopers LLP to serve as our independent registered public accounting firm for the year ending December 31, 2024.
Although ratification is not required by our by-laws or otherwise, the Board is submitting the selection of PricewaterhouseCoopers LLP to our stockholders for ratification because we value our stockholders’ views on the Company’s independent registered public accounting firm and it is a good corporate governance practice. If our stockholders do not ratify the selection, the audit committee may reconsider whether it should appoint another independent registered public accounting firm. Even if the selection is ratified, the audit committee, in its discretion, may select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders.
Representatives of PricewaterhouseCoopers LLP are expected to attend the Annual Meeting and to have an opportunity to make a statement and be available to respond to appropriate questions from stockholders.
Audit, Audit-Related, Tax and All Other Fees
The following table sets forth the fees of PricewaterhouseCoopers LLP, our independent registered public accounting firm, billed to Elutia for their professional services in each of the last two fiscal years.
	Year Ended December 31,
	2023	2022
Audit Fees	$725,000	$827,000
Audit-Related Fees	—	—
Tax Fees	—	—
All Other Fees	—	—
Total	$725,000	$827,000
Audit Fees consisted of fees related to the audit of our annual consolidated financial statements; the review of our quarterly consolidated financial statements; comfort letters, consents, and assistance with and review of documents filed with the SEC, including offering memoranda and registration statements that are necessary under the standards of the Public Company Accounting Oversight Board (United States).
Pre-Approval Policies and Procedures
The formal written charter for our audit committee requires that the audit committee pre-approve all audit services to be provided to us, whether provided by our principal auditor or other firms, and all other services (review, attest and non-audit) to be provided to us by our independent registered public accounting firm, other than de minimis non-audit services approved in accordance with applicable SEC rules.

The audit committee has adopted a policy (the “Pre-Approval Policy”) that sets forth the procedures and conditions pursuant to which audit and non-audit services proposed to be performed by our independent registered public accounting firm may be pre-approved. The Pre-Approval Policy generally provides that the audit committee will not engage an independent registered public accounting firm to render any audit, audit-related, tax or permissible non-audit service unless the service is either (i) explicitly approved by the audit committee (“specific pre-approval”) or (ii) entered into pursuant to the pre-approval policies and procedures described in the Pre-Approval Policy (“general pre-approval”). Unless a type of service to be provided by our independent registered public accounting firm has received general pre-approval under the Pre-Approval Policy, it requires specific pre-approval by the audit committee or by a designated member of the audit committee to whom the committee has delegated the authority to grant pre-approvals. Any member of the audit committee to whom the committee delegates authority to make pre-approval decisions must report any such pre-approval decisions to the audit committee at its next scheduled meeting. If circumstances arise where it becomes necessary to engage the independent registered public accounting firm for additional services not contemplated in the original pre-approval categories or above the pre-approved amounts, the audit committee requires pre-approval for such additional services or such additional amounts. Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval. For both types of pre-approval, the audit committee will consider whether such services are consistent with the SEC’s rules on auditor independence.
On an annual basis, the audit committee reviews and generally pre-approves the services (and related fee levels or budgeted amounts) that may be provided by our independent registered accounting firm without first obtaining specific pre-approval from the audit committee. The audit committee may revise the list of general pre-approved services from time to time, based on subsequent determinations.
Board Recommendation
The Board of Directors unanimously recommends a vote FOR the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the year ending December 31, 2024.
Audit Committee Report
The audit committee operates pursuant to a charter which is reviewed annually by the audit committee. Additionally, a brief description of the primary responsibilities of the audit committee is included in this Proxy Statement under the discussion of “Corporate Governance — Audit Committee.” Under the audit committee charter, management is responsible for the preparation, presentation and integrity of the Company’s financial statements, the appropriateness of accounting principles and financial reporting policies and for establishing and maintaining our internal control over financial reporting. The independent registered public accounting firm is responsible for auditing our financial statements and expressing an opinion as to their conformity with accounting principles generally accepted in the United States.
In the performance of its oversight function, the audit committee reviewed and discussed with management and PricewaterhouseCoopers LLP, as the Company’s independent registered public accounting firm, the Company’s audited financial statements for the fiscal year ended December 31, 2023. The audit committee also discussed with the Company’s independent registered public accounting firm the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (the “PCAOB”) and the SEC. In addition, the audit committee received and reviewed the written disclosures and the letters from the Company’s independent registered public accounting firm required by applicable requirements of the PCAOB, regarding such independent registered public accounting firm’s communications with the audit committee concerning independence, and discussed with the Company’s independent registered public accounting firm their independence from the Company.

Based upon the review and discussions described in the preceding paragraph, the audit committee recommended to the Board that the Company’s audited financial statements be included in its Annual Report on Form 10-K for the fiscal year ended December 31, 2023 filed with the SEC.
Submitted by the Audit Committee of the Company’s Board of Directors:
Brigid A. Makes (Chair)
David Colpman
Maybelle Jordan

EXECUTIVE OFFICERS
The table below identifies and sets forth certain biographical and other information regarding our executive officers as of April 22, 2024. There are no family relationships among any of our executive officers or directors.
Executive Officer	Age	Position	In Current Position Since
C. Randal Mills, Ph.D.	52	President, Chief Executive Officer and Director	2022
Matthew Ferguson	56	Chief Financial Officer	2020
Michelle LeRoux Williams, Ph.D.	50	Chief Scientific Officer	2022
See page 15 of this Proxy Statement for the biography of C. Randal Mills, Ph.D.
Matthew Ferguson has served as our Chief Financial Officer since September 2020. Prior to joining Elutia, Mr. Ferguson served as Chief Financial Officer for Bossa Nova Robotics, a privately held robotics company serving major retailers, from September 2018 to July 2020. From January 2011 to August 2018, Mr. Ferguson held various management positions, including Chief Financial Officer, Chief Business Officer and Co-President, at Avinger, Inc., a publicly traded cardiovascular medical device company. From 2009 to 2010, Mr. Ferguson served as Chief Financial Officer at Tethys Bioscience, a provider of molecular diagnostic tests for cardiometabolic conditions. From 2008 to 2009, Mr. Ferguson served as the Chief Financial Officer at Proteolix, a biotechnology company developing treatments for cancer and autoimmune diseases. Mr. Ferguson also served as the Chief Financial Officer and Vice President of Finance and Business Development at FoxHollow Technologies, a publicly traded medical device company, from 2002 through its merger with ev3 in 2007. Mr. Ferguson holds an M.B.A. from the University of California at Berkeley, an M.S. in Mechanical Engineering from the University of Pennsylvania and a B.S. in Civil Engineering from Stanford University.
Michelle LeRoux Williams, Ph.D. has served as our Chief Scientific Officer since August 2022. Prior to joining Elutia, Dr. Williams served as an independent consultant for biologic and drug development since April 2020, and from October 2018 to March 2020, headed clinical innovation at the National Marrow Donor Program, a nonprofit international organization that provides hematopoietic stem cell transplants. Dr. Williams served as Elutia’s Executive Vice President, Chief Scientific Officer from 2017 to October 2018 and prior to that as Chief Operating Officer of Elutia and of Tissue Banks International, a nonprofit tissue bank, from which we were spun-off in November 2015. From 2001 to 2014, Dr. Williams was at Osiris Therapeutics, a publicly traded stem cell biotechnology company subsequently acquired by Smith and Nephew for $660 million, and served as their Chief Scientific Officer since 2009. Dr. Williams holds a Ph.D. in Biomedical Engineering from Duke University and a B.S in Mechanical Engineering from Rice University. She is a member of the Grants Working Group of the California Institute of Regenerative Medicine (CIRM) and a fellow in the American Institute for Medical and Biological Engineering.

CORPORATE GOVERNANCE
Corporate Governance Guidelines
Our Board of Directors has adopted Corporate Governance Guidelines. A copy of these Corporate Governance Guidelines can be found in the “Governance” section of the “Investors” page of our website located at www.Elutia.com, or by writing to our Secretary at our offices at 12510 Prosperity Drive, Suite 370, Silver Spring, Maryland 20904. Among the topics addressed in our Corporate Governance Guidelines are:

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Board size, independence and qualifications

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Executive sessions of independent directors

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Board leadership structure

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Selection of new directors

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Director orientation and continuing education

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Limits on board service

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Change of principal occupation

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Term limits

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Director responsibilities

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Director compensation

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Stock ownership

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Board access to senior management

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Board access to independent advisors

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Board self-evaluations

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Board meetings

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Meeting attendance by directors and non-directors

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Meeting materials

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Board committees, responsibilities and independence

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Succession planning

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Risk management

Board Leadership Structure
Our Corporate Governance Guidelines provide our Board of Directors with flexibility to combine or separate the positions of Chairperson of the Board and Chief Executive Officer in accordance with its determination that utilizing one or the other structure would be in the best interests of the Company and its stockholders. If the Chairperson of the Board is a member of management or does not otherwise qualify as independent, our Corporate Governance Guidelines provides that the independent directors may elect among themselves a lead independent director (the “Lead Director”). The Lead Director’s responsibilities include, but are not limited to: presiding over all Board meetings at which the Chairperson of the Board is not present, including any executive sessions of the independent directors; approving Board meeting schedules and agendas; and acting as the liaison between the independent directors on the one hand and the Chief Executive Officer and Chairperson of the Board on the other. Our Corporate Governance Guidelines provide that, at such times as the Chairperson of the Board qualifies as independent, the Chairperson of the Board will serve as Lead Director.
The positions of our Chair of the Board and our Chief Executive Officer and President are currently served by two separate persons. Mr. Rakin serves as Executive Chairman of the Board, and Dr. Mills serves as our Chief Executive Officer and President. Prior to January 2024, Mr. Rakin did not qualify as an “independent” director under Nasdaq Rules. However, in January 2024, our Board of Directors determined that Mr. Rakin now qualifies as “independent” as that term is defined under the Nasdaq Rules. Accordingly, Mr. Rakin has also served as Lead Director since January 2024 pursuant to our Corporate Governance Guidelines.
The Board believes that our current leadership structure of Chief Executive Officer and President, and an independent Executive Chair of the Board being held by two separate individuals is in the best interests of the Company and its stockholders and strikes the appropriate balance between the Chief Executive Officer and President’s responsibility for the strategic direction, day-to day-leadership and performance of our Company and the Executive Chair of the Board’s responsibility to guide overall strategic direction of our Company and provide oversight of our corporate governance and guidance to our Chief Executive Officer and President and to set the agenda for and preside over Board meetings. We recognize that different leadership structures may be appropriate for companies in different situations and believe that no one structure is suitable for all companies. Accordingly, while the Board believes separating these roles is the most appropriate structure for the Company at this time, the Board continues to review its leadership structure, including following the appointment of Dr. Mills, formerly an independent director on our Board, as our Chief Executive Officer and President, and may make such changes in the future as it deems appropriate and in the best interests of the Company and its stockholders.
Transition From “Controlled Company” Status
Prior to the completion of our registered public offering of Class A common stock on December 5, 2022, affiliates of HighCape Partners controlled a majority of our outstanding Class A common stock. As a result, we qualified as a “controlled company” within the meaning of Nasdaq’s corporate governance standards. As a “controlled company,” we could elect not to comply with certain corporate governance requirements of Nasdaq, including, among others:
•
the requirement that a majority of our board of directors consist of independent directors;

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the requirement that we have a compensation committee that is comprised entirely of independent directors with a written charter addressing the committee’s purpose and responsibilities; and

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the requirement that we have a nominating and corporate governance committee that is comprised entirely of independent directors.

Upon the completion of our equity offering on December 5, 2022, we ceased to be a “controlled company” and are now required to comply with all of the Nasdaq’s corporate governance requirements, including, among others, having a majority independent board and a fully independent compensation committee and nominating committee within one year after ceasing to be a “controlled company.” We have been in compliance with all of the Nasdaq’s corporate governance requirements since January 4, 2024.
Director Independence
Under our Corporate Governance Guidelines and the applicable Nasdaq Stock Market LLC (“Nasdaq”) rules (the “Nasdaq Rules”), a director is not independent unless the Board affirmatively determines that he or she does not have a relationship with us that could compromise his or her ability to exercise independent judgment in carrying out his or her responsibilities as a director. In addition, the director must not be precluded from qualifying as independent under the per se bars set forth by the Nasdaq Rules.
Our Board has undertaken a review of its composition, the composition of its committees and the independence of our directors and considered whether any director has a material relationship with us that could compromise his or her ability to exercise independent judgment in carrying out his or her responsibilities. Based upon information requested from and provided by each director concerning his or her background, employment and affiliations, including family relationships, our Board of Directors has determined that none of David Colpman, Maybelle Jordan, Brigid A. Makes, Kevin Rakin and W. Matthew Zuga, representing five of our six directors, has a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of these directors qualifies as “independent” as that term is defined under the Nasdaq Rules. In making this determination, our Board of Directors considered the relationships that each non-employee director has with us and all other facts and circumstances our Board of Directors deemed relevant in determining their independence, including the director’s beneficial ownership of our common stock and the relationships of our non-employee directors with certain of our significant stockholders. In December 2022, we ceased to qualify as a “controlled company” under the Nasdaq rules and were permitted a one-year phase-in period within which a majority of the Board must qualify as “independent” under the applicable Nasdaq Rules. Prior to January 2024, Mr. Rakin and Mr. Zuga did not qualify as “independent” directors under Nasdaq Rules. However, in January 2024, our Board of Directors determined that Mr. Rakin and Mr. Zuga now qualify as “independent” as that term is defined under the Nasdaq Rules. Accordingly, since January 4, 2024, we have been in compliance with this Nasdaq Rule requirement.
Board Committees
Our Board of Directors has three standing committees: an audit committee, a compensation committee and a nominating and corporate governance committee, each of which has the composition and the responsibilities described below. In addition, from time to time, special committees may be established under the direction of our Board when necessary to address specific issues. Each of the audit committee, the compensation committee and the nominating and corporate governance committee operates under a written charter.
Director	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
David Colpman	X	X	—
Maybelle Jordan	X	—	Chair
Brigid A. Makes	Chair	Chair	X
Kevin Rakin.	—	—	—
W. Matthew Zuga.	—	—	—
Audit Committee
Our audit committee is responsible for, among other things:
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appointing, approving the compensation of, and assessing and overseeing the independence of, our registered public accounting firm;

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overseeing the work of our independent registered public accounting firm, including through the receipt and consideration of reports and other communications from such firm;

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reviewing and discussing with management and our independent registered public accounting firm our audited financial statements and quarterly financial statements;

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considering whether to recommend to the Board that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K;

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coordinating our Board’s oversight of our internal control over financial reporting, disclosure controls and procedures and code of business conduct and ethics;

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discussing and overseeing our risk assessment and management policies, including cybersecurity threat risk management;

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meeting independently with our internal auditing staff, if any, independent registered public accounting firm and management;

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reviewing on a periodic basis our investment policies or guidelines;

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reviewing and approving or ratifying any related person transactions and reviewing the related policies and procedures;

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pre-approving all audit and non-audit services provided to us by our independent auditor (other than those provided pursuant to appropriate pre-approval policies established by the committee or exempt from such requirement under SEC rules);

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establishing procedures for the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls or auditing matters, and for the confidential and anonymous submission by our employees of concerns regarding questionable accounting or auditing matters; and

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preparing the audit committee report required by SEC rules.

Our audit committee currently consists of David Colpman, Brigid A. Makes and Maybelle Jordan, with Ms. Makes serving as chair. All members of our audit committee meet the requirements for financial literacy under the applicable Nasdaq Rules and regulations. Our Board of Directors has affirmatively determined that each of Mr. Colpman, Ms. Makes and Ms. Jordan qualifies as “independent” under Nasdaq’s additional standards and Rule 10A-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) applicable to audit committee members. In addition, our Board of Directors has determined that each of Mr. Colpman and Ms. Makes qualifies as an “audit committee financial expert,” as such term is defined in Item 407(d)(5) of Regulation S-K and has the requisite financial sophistication as defined under the applicable Nasdaq Rules.
Compensation Committee
Our compensation committee is responsible for, among other things:
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reviewing and approving, or recommending for approval by the Board, the compensation of our Chief Executive Officer and our other executive officers;

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periodically reviewing and approving new compensation and employee benefit plans and reviewing and approving changes to existing compensation and employee benefit plans, in each case that are not subject to stockholder approval or approval of the Board;

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overseeing and administering our cash and equity incentive plans;

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periodically reviewing and making recommendations to our Board with respect to director compensation;

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reviewing and discussing annually with management our “Compensation Discussion and Analysis,” to the extent required; and

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preparing and approving the annual compensation committee report required by SEC rules, to the extent required.

Our compensation committee currently consists of David Colpman and Brigid A. Makes, with Ms. Makes serving as chair. Our Board of Directors has determined that each of Mr. Colpman and Ms. Makes qualifies as “independent” under Nasdaq’s additional standards applicable to compensation committee members and is a “non-employee director” as defined in Section 16b-3 of the Exchange Act. Mr. Rakin served on our compensation committee during 2023, until December 1, 2023. In December 2022, we ceased to qualify as a “controlled company” under the Nasdaq rules and were permitted a one-year phase-in period within which all members of the compensation committee must qualify as “independent” under the applicable Nasdaq Rules. Mr. Rakin resigned from the compensation committee prior to the end of that one-year phase in period, because he has not been determined to qualify as “independent” under the Nasdaq Rules.
Compensation Consultants
The compensation committee has the authority to retain or obtain the advice of compensation consultants, legal counsel and other advisors to assist in carrying out its responsibilities. Before selecting any such consultant, counsel or advisor, the compensation committee reviews and considers the independence of such consultant, counsel or advisor in accordance with applicable Nasdaq Rules. We must provide appropriate funding for payment of reasonable compensation to any advisor retained by the compensation committee. The compensation committee did not engage the services of a compensation consultant during 2023.
Nominating and Corporate Governance Committee
Our nominating and corporate governance committee is responsible for, among other things:
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identifying individuals qualified to become members of our Board;

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recommending to our Board the persons to be nominated for election as directors at our annual meeting, recommending to our Board persons to be appointed to fill board vacancies and to serve on each committee of the Board;

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reviewing any director’s resignation in accordance with the Corporate Governance Guidelines and recommending whether the Board should accept such resignation;

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developing and recommending to our Board corporate governance guidelines, and reviewing and recommending to our Board proposed changes to our corporate governance guidelines from time to time;

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periodically reviewing the Board’s leadership structure and recommending any changes to the Board; and

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overseeing a periodic evaluation of our Board.

Our nominating and corporate governance committee currently consists of Maybelle Jordan and Brigid A. Makes, with Ms. Jordan serving as chair. Our Board has determined that each of Ms. Jordan and Ms. Makes qualifies as “independent” under applicable Nasdaq Rules applicable to nominating and corporate governance committee members. Mr. Zuga served on our nominating and corporate governance committee during 2023, until December 1, 2023. In December 2022, we ceased to qualify as a “controlled company” under the Nasdaq rules and were permitted a one-year phase-in within which all members of the nominating and corporate governance committee must qualify as “independent” under the applicable Nasdaq Rules. Mr. Zuga resigned from the compensation committee prior to the end of that one-year phase in period, because he has not been determined to qualify as “independent” under the Nasdaq Rules.
Board and Board Committee Meetings and Attendance
During the year ended December 31, 2023, there were nine meetings of the Board of Directors, four meetings of the audit committee, one meeting of the compensation committee and one meeting of the nominating and corporate governance committee. During the fiscal year ended December 31, 2023, each director attended at least 75% of the aggregate of (i) all meetings of the Board of Directors and (ii) all meetings of the committees on which the director served during the period in which he or she served as a director.
Executive Sessions
Executive sessions, which are meetings of the non-management members of the Board, are regularly scheduled throughout the year. In addition, at least twice a year, the independent directors meet in a private session that excludes management and any non-independent directors. At each of these meetings, the non-management and independent directors in attendance, as applicable, determine which member will preside at such session.
Director Attendance at Annual Meeting of Stockholders
We do not have a formal policy regarding the attendance of our Board members at our annual meetings of stockholders, but we expect all directors to make every effort to attend any meeting of stockholders. All directors attended our annual meeting of stockholders held in 2023.
Director Nominations Process
The nominating and corporate governance committee is responsible for recommending candidates to serve on the Board and its committees. In considering whether to recommend any particular candidate to serve on the Board or its committees or for inclusion in the Board’s slate of recommended director nominees for election at the annual meeting of stockholders, the nominating and corporate governance committee considers the criteria set forth in our Corporate Governance Guidelines. Specifically, the nominating and corporate governance committee may take into account many factors, including, but not limited to: personal and professional integrity, ethics and values; experience in corporate management, such as serving as an officer or former officer of a publicly held company; strong finance experience; relevant social policy concerns; experience relevant to the Company’s industry; experience as a board member or executive officer of another publicly held company; relevant academic expertise or other proficiency in an area of the Company’s operations; diversity of expertise and experience in substantive matters pertaining to the Company’s business relative to other board members; diversity of background and perspective, including, but not limited to, with respect to age, gender, race, place of residence and specialized experience; practical and mature business judgment, including, but not limited to, the ability to make independent analytical inquiries; and any other relevant qualifications, attributes or skills. In determining whether to recommend a director for re-election, the nominating and corporate governance committee may also consider the director’s past attendance at meetings and participation in and contributions to the activities of the Board.

We consider diversity, such as gender, race, ethnicity and membership of underrepresented communities, among those meaningful factors in identifying and considering director nominees, but do not have a formal diversity policy. The Board evaluates each individual in the context of the Board as a whole, with the objective of assembling a group that has the necessary tools to perform its oversight function effectively in light of the Company’s business and structure.
In identifying prospective director candidates, the nominating and corporate governance committee may seek referrals from other members of the Board, management, stockholders and other sources, including third party recommendations. The nominating and corporate governance committee also may, but need not, retain a search firm in order to assist it in identifying candidates to serve as directors of the Company. The nominating and corporate governance committee uses the same criteria for evaluating candidates regardless of the source of the referral or recommendation. When considering director candidates, the nominating and corporate governance committee seeks individuals with backgrounds and qualities that, when combined with those of our incumbent directors, provide a blend of skills and experience to further enhance the Board’s effectiveness. In connection with its annual recommendation of a slate of nominees, the nominating and corporate governance committee also may assess the contributions of those directors recommended for re-election in the context of the Board evaluation process and other perceived needs of the Board.
Each of the director nominees to be elected at the Annual Meeting was evaluated in accordance with our standard review process for director candidates in connection with their initial appointment and their nomination for election or re-election, as applicable, at the Annual Meeting.
When considering whether the directors and nominees have the experience, qualifications, attributes and skills, taken as a whole, to enable the Board to satisfy its oversight responsibilities effectively in light of our business and structure, the Board focused primarily on the information discussed in each of the board member’s biographical information set forth above. We believe that our directors provide an appropriate mix of experience and skills relevant to the size and nature of our business. This process resulted in the Board’s nomination of the incumbent directors named in this Proxy Statement and proposed for election by you at the Annual Meeting.
The nominating and corporate governance committee will consider director candidates recommended by stockholders, and such candidates will be considered and evaluated under the same criteria described above. Any recommendation submitted to the Company should be in writing and should include any supporting material the stockholder considers appropriate in support of that recommendation, but must include information that would be required under the rules of the SEC to be included in a proxy statement soliciting proxies for the election of such candidate and a written consent of the candidate to serve as one of our directors if elected and must otherwise comply with the requirements under our bylaws for stockholders to recommend director nominees. Stockholders wishing to propose a candidate for consideration may do so by submitting the above information to the attention of the Secretary, Elutia Inc., 12510 Prosperity Drive, Suite 370, Silver Spring, Maryland 20904. All recommendations for director nominations received by the Secretary that satisfy our by-law requirements relating to such director nominations will be presented to the nominating and corporate governance committee for its consideration. Stockholders also must satisfy the notification, timeliness, consent and information requirements set forth in our by-laws. These timing requirements are also described under the caption “Stockholder Proposals and Director Nominations.”
Board Diversity
The following Board Diversity Matrix presents our Board diversity statistics in accordance with Nasdaq Rule 5606, as self-disclosed by our directors. We note that the Board satisfies the objectives of Nasdaq Rule 5605(f)(3) by having at least one director who identifies as female and at least one director who identifies as a member of an Underrepresented Minority (as defined by Nasdaq Rules).

Board Diversity Matrix (As of April 22, 2024)
Total Number of Directors	6
	Female	Male	Non-Binary	Did not Disclose Gender
Directors	2	4	—	—
Demographic Background
African American or Black	—	—	—	—
Alaskan Native or Native American	—	—	—	—
Asian	1	—	—	—
Hispanic or Latinx	—	—	—	—
Native Hawaiian or Pacific Islander	—	—	—	—
White	—	5	—	—
Two or More Races or Ethnicities	—	—	—	—
LGBTQ+	1
Did Not Disclose Demographic Background	—
Board Role in Risk Oversight
The Board of Directors has overall responsibility for risk oversight, including, as part of regular Board and committee meetings, general oversight of executives’ management of risks relevant to the Company. A fundamental part of risk oversight is not only understanding the material risks a company faces and the steps management is taking to manage those risks, but also understanding what level of risk is appropriate for the Company. The involvement of the Board of Directors in reviewing our business strategy is an integral aspect of the Board’s assessment of management’s tolerance for risk and its determination of what constitutes an appropriate level of risk for the Company. Our Board oversees an enterprise-wide approach to risk management, which is designed to support execution of our short-term and long-term strategic objectives and achievement of the Company’s objectives to improve long-term operational and financial performance and enhance stockholder interests. While the full Board has overall responsibility for risk oversight, it is supported in this function by its audit committee, compensation committee and nominating and corporate governance committee, with each committee having primary risk oversight responsibilities aligned with its area of focus and expertise. Each of the committees regularly reports to the Board. In addition, our Board receives periodic detailed operating performance reviews from management and periodically meets with management to review the Company’s progress with respect to its strategic goals and the risks that could impact the long-term sustainability of our business. These discussions may occur as part of the Board’s strategic planning process, annual budget reviews and approvals and through reviews of compliance issues at the applicable committees of our Board, as appropriate.
We believe that the areas of risk that are fundamental to the success of our enterprise and rise to enterprise-level risks include the areas of product development, commercial focus, regulatory approval process and value (which includes pricing) and protecting our assets (financial, intellectual property, and information, including cybersecurity), all of which are overseen by the Board and the appropriate Board committee (as discussed further below). For example, during 2023, the Board of Directors and its committees devoted significant time and attention to exercising their risk oversight role over the Company’s (i) sale of its Orthobiologics business, (ii) timeline and milestone achievements relative to its development of the CanGarooRM® Antibacterial Envelope and (iii) legal proceedings related to the recall of a single lot of Fiber Viable Bone Matrix in 2021 and the recall of a single lot of the Company’s viable bone matrix products in 2023.
The audit committee assists the Board in fulfilling its risk oversight responsibilities by periodically reviewing our accounting, reporting and financial practices, including the integrity of our financial statements, the surveillance of administrative and financial controls, our compliance with legal and regulatory requirements, our cybersecurity risks and our enterprise risk management program. The compensation committee assists the Board by overseeing and evaluating risks related to the Company’s compensation structure and compensation programs, including the formulation, administration and regulatory compliance with respect to compensation matters, and coordinating, along with the Board’s Chair, succession planning discussions. The nominating and corporate governance committee assists the Board by overseeing and evaluating programs and risks associated with Board organization, membership and structure, and corporate governance. The allocation of risk oversight responsibility among the committees may change, from time to time, based on the evolving needs of the Company. In addition, our Board receives periodic detailed operating performance reviews from management.
Committee Charters and Corporate Governance Guidelines
Our Corporate Governance Guidelines, charters of the audit committee, compensation committee and nominating and corporate governance committee and other corporate governance information are available under the “Governance” section of the “Investors” page of our website located at www.Elutia.com, or by writing to our Secretary at our offices at 12510 Prosperity Drive, Suite 370, Silver Spring, Maryland 20904.
Code of Business Conduct and Ethics
We have adopted a code of business conduct and ethics (the “Code of Conduct”) that applies to all of our directors, officers and employees, including our principal executive officer, principal financial officer, controller, or persons performing similar functions. Our Code of Conduct is available under the “Governance” section of the “Investors” page of our website at www.Elutia.com. In addition, we intend to post on our website all disclosures that are required by law or the Nasdaq Rules concerning any amendments to, or waivers of, any provisions of our Code of Conduct.
Anti-Hedging Policy
Our Board of Directors has adopted an Insider Trading Compliance Policy, that prohibits our directors, officers and employees, as well as persons and entities over which they have control, from purchasing financial instruments, such as prepaid variable forward contracts, equity swaps, collars, and exchange funds, or otherwise engaging in transactions that hedge or offset, or are designed to hedge or offset, any decrease in the market value of our equity securities.
Communications with the Board
Any stockholder or any other interested party who desires to communicate with our Board of Directors, our non-management directors or any specified individual director, may do so by directing such correspondence to the attention of the Secretary, Elutia Inc., 12510 Prosperity Drive, Suite 370, Silver Spring, Maryland 20904. The Secretary will forward the communication to the appropriate director or directors as appropriate.

EXECUTIVE AND DIRECTOR COMPENSATION
This section discusses the material components of the executive compensation program for our executive officers who are named in the “Summary Compensation Table” below. In 2023, our “named executive officers” and their positions were as follows:
•
C. Randal Mills, Ph.D., President & Chief Executive Officer;

•
Matthew Ferguson, Chief Financial Officer; and

•
Michelle Williams, Ph.D., Chief Scientific Officer.

Summary Compensation Table
Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Option Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)(3)	Total ($)
C. Randal Mills, Ph.D. President and Chief Executive Officer	2023	600,000	149,111(5)	1,085,464	—	210,889	5,423(7)	2,050,887
	2022	351,481(4)	210,889(5)	—	1,492,714(6)	—	4,597(8)	2,059,681
Matthew Ferguson Chief Financial Officer	2023	357,000	—	—	—	160,650	3,427(9)	521,077
	2022	357,000	—	114,676	93,953	—	3,655(10)	569,284
Michelle Williams, Ph.D. Chief Scientific Officer	2023	330,000	—	—	—	148,500	7,470(11)	485,970

(1)
Amounts reflect the grant-date fair value of the restricted stock units (“RSUs”) granted during 2023 and 2022, computed in accordance with ASC Topic 718, rather than the amounts paid to or realized by the named individual. We provide information regarding the assumptions used to calculate the value of all stock awards made to executive officers in Note 5 of the consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2023, or the 2023 Annual Report.

(2)
Amounts reflect the full grant-date fair value of stock options granted during 2023 and 2022 computed in accordance with ASC Topic 718, rather than the amounts paid to or realized by the named individual. We provide information regarding the assumptions used to calculate the value of all stock awards made to executive officers in Note 5 of the consolidated financial statements included in the 2023 Annual Report.

(3)
No amounts are indicated for perquisites and other personal benefits as the value provided did not exceed $10,000 for any named executive officer.

(4)
Amount reflects (a) $30,712 received by Dr. Mills with respect to his director compensation during his service in fiscal year 2022 as a non-employee director and (b) $320,769 received by Dr. Mills with respect to his annual base salary during his service in fiscal year 2022 as President and Chief Executive Officer.

(5)
Amounts in the aggregate reflect 60% of Dr Mills’ salary representing the guaranteed bonus totaling $360,000 that he was due during the first twelve months of his employment.

(6)
Amount includes Dr. Mills’ stock options granted with respect to his director compensation.

(7)
Amount reflects (a) a matching contribution of $3,644 under the Company’s 401(k) plan and (b) payment of $1,779 with respect to group term life insurance, short-term disability and long-term disability premiums.

(8)
Amount reflects (a) a matching contribution of $3,462 under the Company’s 401(k) plan and (b) payment of $1,135 with respect to group term life insurance, short-term disability and long-term disability premiums.

(9)
Amount reflects (a) a matching contribution of $1,648 under the Company’s 401(k) plan and (b) payment of $1,779 with respect to group term life insurance, short-term disability and long-term disability premiums.

(10)
Amount reflects (a) a matching contribution of $ 1,385 under the Company’s 401(k) plan and (b) payment of $2,270 with respect to group term life insurance, short-term disability and long-term disability premiums.

(11)
Amount reflects (a) a matching contribution of $5,691 under the Company’s 401(k) plan and (b) payment of $1,779 with respect to group term life insurance, short-term disability and long-term disability premiums.

Elements of the Company’s Executive Compensation Program
For the year ended December 31, 2023, the compensation for each named executive officer generally consisted of a base salary, annual bonus, stock option awards, standard employee benefits and a 401(k) plan. These elements (and the amounts of compensation and benefits under each element) were selected because we believe they are necessary to help us attract and retain executive talent which is fundamental to our success. Below is a more detailed summary of the current executive compensation program as it relates to our named executive officers.
2023 Salaries
The named executive officers receive a base salary to compensate them for services rendered to the Company. The base salary payable to each named executive officer is intended to provide a fixed component of compensation reflecting the executive’s skill set, experience, role and responsibilities. Each named executive officer’s initial base salary was provided in their employment agreement. See “Executive Compensation Arrangements” below for discussion of the 2023 salaries for the named executive officers and any salary increases approved in 2024.
2023 Bonuses
Pursuant to the terms of their employment agreements, for fiscal year 2022, Dr. Mills is entitled to receive an annual bonus with a target amount of sixty percent (60%) of his annual base salary, and Mr. Ferguson and Dr. Williams are each eligible to receive an annual bonus with a target amount of forty-five percent (45%) of their respective annual base salaries. The first 12 months of Dr. Mills’ annual bonus are guaranteed to equal his target annual bonus. The annual cash bonuses payable with respect to each fiscal year are determined by the compensation committee of our board of directors (the “Compensation Committee”) on a discretionary basis based on achievement of the performance goals approved for the annual cash bonus plan for such year.
For fiscal year 2023, the bonuses are discretionary; however, the annual cash bonus plan performance goals consisted of the Company’s achievement of the following: (i) revenue, operating income or business milestone goals (including the sale of the Orthobiologics business) for the Women’s Health, Device Protection, Cardiovascular and Orthobiologics business units during fiscal year 2023 (the “Business Unit Goals”), (ii) clearance received by the Food and Drug Administration of the Company’s CanGarooRM Antibacterial Envelope product and other research and development initiatives during fiscal year 2023 (the “Research and Development Goals”), (iii) cash position and cash burn during or at year-end of fiscal year 2023 (the “Corporate Goals”) and (iv) the Company’s ability to handle unexpected business events during fiscal 2023 (the “Wildcard Goal”). The Compensation Committee of the board of directors determined that (i) the overall performance of the Women’s Health, Device Protection and Cardiovascular business units, (ii) the consummation of the sale of the Orthobiologics business unit and (iii) the Company’s response to multiple unexpected business events during fiscal 2023 warranted a payout of the full target bonuses for the named executive officers. Consequently, in April 2024, the Compensation Committee of the board approved cash bonuses of $360,000, $160,650 and $148,500 for Dr. Mills, Mr. Ferguson and Ms. Williams, respectively, with respect to 2023 performance. The annual cash bonuses awarded to each named executive officer for 2023 performance are set forth above in the Summary Compensation Table in the column entitled “Non-Equity Incentive Plan Compensation,” with the exception of Dr. Mills’ guaranteed bonus which extended through June 21, 2023, and such portion is set forth in the column entitled “Bonus.”
Equity Compensation
We maintain an equity incentive plan, the Elutia Inc. Amended and Restated 2020 Incentive Award Plan (which was amended and restated on June 8, 2023 as a result of the approval by our stockholders at the 2023 annual meeting of stockholders) referred to below as the 2020 Plan, in order to facilitate the grant of cash and equity incentives to directors, employees (including our named executive officers), and consultants of our Company and certain of its affiliates and to enable our Company and certain of its affiliates to obtain and retain services of these individuals, which is essential to our long-term success. The maximum number of shares of Class A common stock reserved under the 2020 Plan is (i) 3,636,000 shares of our Class A common stock, (ii) any shares which, as of the 2020 Plan’s effective date, are available for issuance under the 2015 Plan, or are subject to awards under the 2015 Plan (as defined below) which are forfeited or lapse unexercised and (iii) an annual increase on the first day of each year beginning in 2021 and ending on January 1, 2033, equal to the lesser of (A) 4% of the outstanding shares of all classes of our common stock on the last day of the immediately preceding fiscal year and (B) such lesser amount as determined by our board of directors.
We also maintain an equity incentive plan, the Elutia Inc. 2015 Stock Option/Stock Issuance Plan (the “2015 Plan”). Following our IPO, we do not make any new grants of awards under the 2015 Plan. Any unvested stock options granted pursuant to the 2015 Plan remain outstanding and continue to vest in accordance with their terms.
The 2015 Plan, and together with the 2020 Plan, the Equity Plans, provide our employees (including the named executive officers), consultants, non-employee directors, and other service providers and those of our affiliates the opportunity to participate in the equity appreciation of our business through the receipt of equity incentive awards including options to purchase shares of our Class A common stock and RSUs. We believe that such stock options and RSUs encourage a sense of proprietorship and stimulate interest in our development and financial success.
Pursuant to the 2020 Plan, on March 8, 2022, we granted stock options to Mr. Ferguson, covering 31,000 shares of our Class A common stock, pursuant to our standard form of award agreement, which options vested and became exercisable as to 25% of the shares upon the first anniversary of the grant date, and the remaining 75% in 12 equal quarterly installments thereafter, subject to continued service through each vesting date.
In addition, on March 8, 2022, we granted RSUs to Mr. Ferguson equal to 8,700 shares of our Class A common stock, pursuant to our standard form of award agreement, which RSUs were subject to vesting in full upon the Company’s achievement of a share price of $10.00 determined based on thirty consecutive days trading at or above the applicable threshold by March 8, 2024, subject to continued employment through the vesting date. As such share price achievement was not met by March 8, 2024, these RSUs have been forfeited.
Furthermore, on March 8, 2022, in lieu of providing Mr. Ferguson with a cash payment with respect to his discretionary annual bonus, the Compensation Committee determined that it would provide a grant of RSUs equal to the value of his bonus amount on the date of grant. In connection with such determination, we granted RSUs to Mr. Ferguson equal to 13,874 shares of our Class A common stock, pursuant to our standard form of award agreement, which award vested on September 9, 2022.
Pursuant to the 2020 Plan, on June 21, 2022, in connection with Dr. Mills’ appointment as Interim President and Chief Executive Officer, we granted stock options to Dr. Mills equal to 456,278 shares of our Class A common stock, pursuant to our standard form of award agreement (the “Mills Option Grant”). Three-fifths of the Mills Option Grant is subject to time-based vesting (the “Time Based Options”) and two-fifths of the Mills Option Grant is subject to performance-based vesting (the “Performance Based Options”). With respect to the Time Based Option grant of 273,767, one-third of the total, or 91,256 Time Based Options, vested on August 9, 2022 and a total of 68,442 vested in 2023 in accordance with a four-year vesting schedule for the remaining two-thirds whereby 25% vests on the first anniversary of the June 21, 2022 and the remaining portion vesting in twelve equal quarterly installments, subject to continued service through each vesting date. The Performance Based Options vest in equal installments upon the achievement of escalating share price thresholds of, respectively, $12.50, $17.00, $25.00 and $37.00 (calculated based on twenty consecutive days of trading at each respective threshold), subject to continued service through each vesting date. On January 31, 2024, the Compensation Committee approved an amendment to the Performance Based Options such that the incentives would instead vest in equal installments upon the achievement of escalating share price thresholds of, respectively, $6.00, $10.00, $14.00 and $18.00 (calculated based on twenty consecutive days of trading at each respective threshold), subject to continued service through each vesting date.
In addition, also on June 21, 2022, in connection with Dr. Mills’ appointment to Interim President and Chief Executive Officer, we authorized grants to Dr. Mills of RSUs covering 224,734 shares of our Class A common stock pursuant to our standard form of award agreement (the “Mills RSU Grant”). The Mills RSU Grant was formally made on April 27, 2023. Pursuant to the terms of the Mills Employment Agreement, three-fifths of the Mills RSU Grant are subject to time-based vesting (the “Time Based RSUs”) and two-fifths of the Mills RSU Grant are subject to performance-based vesting (the “Performance Based RSUs”). With respect to the Time Based RSU of 134,840, one-third of the total, or 44,947 Time Based RSUs, vested on April 27, 2023, and a total of 22,474 also vested during 2023 in accordance with a four-year vesting schedule for the remaining two-thirds from Dr. Mills’ appointment date in equal annual installments, subject to continued service through each vesting date. The Performance Based RSUs vest in equal installments upon the achievement of escalating share price thresholds of, respectively, $12.50, $17.00, $25.00 and $37.00 (calculated based on twenty consecutive days of trading at each respective threshold), subject to continued service through each vesting date. On January 31, 2024, the Compensation Committee approved an amendment to the Performance Based RSUs such that the incentives would instead vest in equal installments upon the achievement of escalating share price thresholds of, respectively $6.00, $10.00, $14.00 and $18.00 (calculated based on twenty consecutive days of trading at each respective threshold), subject to continued service through each vesting date.
Pursuant to the 2020 Plan, on October 20, 2022, we granted stock options to Dr. Williams, covering 90,000 shares of our Class A common stock, pursuant to our standard form of award agreement, which options vested and became exercisable as to 25% of the shares upon the first anniversary of the grant date, and the remaining 75% in 12 equal quarterly installments thereafter, subject to continued service through each vesting date.
As of December 31, 2023, stock options and RSUs covering an aggregate of 1,836,801 shares of our Class A common stock were outstanding under the Equity Plans.
Other Elements of Compensation
Retirement Plans
We currently maintain a 401(k) retirement savings plan for our employees, including our named executive officers, who satisfy certain eligibility requirements. Our named executive officers are eligible to participate in the 401(k) plan on the same terms as other full-time employees. The Internal Revenue Code of 1986 allows eligible employees to defer a portion of their compensation, within prescribed limits, on a pre-tax basis through contributions to the 401(k) plan. Currently, we match contributions made by participants in the 401(k) plan up to a specified percentage of the employee contributions, and these matching contributions are fully vested as of the date on which the contribution is made. We believe that providing a vehicle for tax-deferred retirement savings through our 401(k) plan, and making fully vested matching contributions, adds to the overall desirability of our executive compensation package and further incentivizes our employees, including our named executive officers, in accordance with our compensation policies.
Employee Benefits and Perquisites
Health/Welfare Plans. All of our full-time employees, including our named executive officers, are eligible to participate in our health and welfare plans, including:
•
medical, dental and vision benefits;

•
medical and dependent care flexible spending accounts;

•
short-term and long-term disability insurance; and

•
life insurance.

Additionally, full-time employees who are California residents are eligible to participate in our commuter flexible spending account plan. We believe the perquisites described above are necessary and appropriate to provide a competitive compensation package to our named executive officers.
No Tax Gross-Ups
We do not make gross-up payments to cover our named executive officers’ personal income taxes that may pertain to any of the compensation or perquisites paid or provided by our Company.
Outstanding Equity Awards at Fiscal Year-End
The following table summarizes the number of shares of Class A common stock underlying outstanding equity incentive plan awards for each named executive officer as of December 31, 2023.
		Option Awards(13)					Stock Awards(13)
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity incentive plan awards: number of securities underlying unexercised unearned options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock that have not vested (#)	Market Value of Shares or Units of Stock that have not vested ($)(12)	Equity incentive plan awards: market or payout value of unearned shares, units or other rights that have not vested (#)	Equity incentive plan awards: market or payout value of unearned shares, units or other rights that have not vested ($)(12)
C. Randal Mills, Ph.D.	12/9/2020(1)	14,307	—	—	17.00	12/9/2030	—	—	—	—
	6/7/2021(2)	14,082	—	—	10.41	6/7/2031	—	—	—	—
	6/7/2022(3)	22,090	—	—	6.28	6/7/2032	—	—	—	—
	6/21/2022(4)	91,256	—	—	6.39	6/21/2032	—	—	—	—
	6/21/2022(5)	68,442	114,069	—	6.39	6/21/2032	—	—	—	—
	6/21/2022(6)	—	—	182,511	6.39	6/21/2032	—	—	—	—
	4/27/2023(7)						67,419	145,625
	4/27/2023(8)						89,894	194,171
Matthew Ferguson	10/8/2020(9)	61,350	20,450	—	17.00	10/8/2030	—	—	—	—
	3/8/2021(5)	21,244	9,656	—	14.53	3/8/2031	—	—	—	—
	3/8/2021(10)	—	—	—	—	—	2,575	5.562	—	—
	3/8/2022(5)	13,563	17,437	—	5.08	3/8/2032	—	—	—	—
	3/8/2022(11)	—	—	—	—	—	8,700	18,792	—	—
Michelle Williams, Ph.D.	10/20/2022(5)	22,500	67,500	—	7.16	10/19/2032

(1)
The stock options vested and became exercisable in three annual equal installments, beginning on October 8, 2021.

(2)
The stock options vested fully and became exercisable on the first anniversary of the grant date.

(3)
The stock options vested fully and became exercisable on the first anniversary of the grant date.

(4)
100% of the stock options were fully vested and exercisable on August 9, 2022.

(5)
25% of the stock options vested upon the first anniversary of the grant date, and the remaining 75% vest in 12 equal quarterly installments thereafter, subject to continued service through each vesting date.

(6)
The stock options vest and become exercisable in four equal installments upon the Company’s achievement of, respectively, a share price of $12.50, $17.00, $25.00, and $37.00 in each case determined based on twenty consecutive days trading at or above the applicable threshold, subject to continued service through each vesting date. For more information regarding modifications to the share price targets that were approved by the Compensation Committee in January 2024, please see “Equity Compensation” above.
(7)
The RSUs were authorized for grant on June 21, 2022, but were not formally granted until April 27, 2023. The RSUs vest as to 25% upon the first anniversary of the grant authorization date, and the remaining 75% vest in three equal annual installments thereafter, subject to continued service through each vesting date.

(8)
The RSUs were authorized for grant on June 21, 2022, but were not formally granted until April 27, 2023. The RSUs vest and become exercisable in four equal installments upon the Company’s achievement of, respectively, a share price of $12.50, $17.00, $25.00, and $37.00 in each case determined based on twenty consecutive days trading at or above the applicable threshold, subject to continued service through each vesting date. For more information regarding modifications to the share price targets that were approved by the Compensation Committee in January 2024, please see “Equity Compensation” above.

(9)
The stock options vest and become exercisable in four equal annual installments, beginning on October 8, 2021, subject to continued employment through each vesting date.

(10)
The RSUs will vest in four equal annual installments, beginning on March 8, 2022, subject to continued employment through each vesting date.

(11)
The RSUs will vest in full upon the Company’s achievement of a share price of $10.00 determined based on thirty consecutive days trading at or above the applicable threshold by March 8, 2024, subject to continued employment through the vesting date. As such share price achievement was not met by March 8, 2024, these RSUs have been forfeited.

(12)
Values were calculated based on a $2.16 closing price of our shares of Class A common Stock, as reported on Nasdaq on December 29, 2023.

(13)
Pursuant to the terms of each named executive officer’s employment agreement, the named executive officers’ outstanding stock options and RSUs will vest and become exercisable, as applicable, upon the occurrence of a Change in Control (as defined in the 2020 Plan) if such named executive officer is terminated without Cause (as defined below in “Employment Agreements”) or resigns for Good Reason (as defined below in “Employment Agreements”) within the 12 months after such Change in Control is consummated, or with respect to Dr. Mills’ employment agreement, also within the three months prior to the Change in Control being consummated.

Executive Compensation Arrangements
C. Randal Mills, Ph.D. Employment Agreement
On June 21, 2022, in connection with his original appointment as Interim President and Chief Executive Officer and subsequent appointment as President and Chief Executive Officer, Dr. Mills and the Company entered into an employment agreement (the “Mills Employment Agreement”), for an initial period ending June 21, 2024, which shall automatically be extended for successive one-year periods (the “Employment Period”).
In connection with his service as President and Chief Executive Officer, Dr. Mills will be entitled to receive an annual base salary of $600,000 and a target annual bonus equal to 60% of his annual base salary. The first 12 months of Dr. Mills’ annual bonus are guaranteed to equal his target annual bonus.
The Mills Employment Agreement provides that, upon Dr. Mills’ termination of employment by the Company without Cause or resignation for Good Reason (in each case as defined in the Mills Employment Agreement), subject to Dr. Mills’ execution and non-revocation of a release of claims, Dr. Mills will be eligible to receive, in addition to any earned and unpaid amounts, (i) the sum of (x) his annual base salary for a period of 12 months, and (y) 100% of his target annual bonus for the year in which termination occurs, payable over a 12-month period and (ii) a lump sum payment equal to twelve (12) times the Company’s monthly charge for participation in the Company’s health plans pursuant to COBRA following termination. If Dr. Mills is terminated in the period starting three months prior to a change in control and ending on the first anniversary of such change in control, Dr. Mills will instead be eligible to receive, in addition to any earned and unpaid amounts, (i) a lump-sum payment equal to the sum of (x) his annual base salary for a period of 18 months, and (y) 150% of his target annual bonus for the year in which termination occurs, and

(z) eighteen (18) times the Company’s monthly charge for participation in the Company’s health plan pursuant to COBRA following termination and (ii) full acceleration of any outstanding unvested equity awards.
Matthew Ferguson Employment Agreement
In connection with the IPO, Mr. Ferguson entered into an employment agreement (the “Ferguson Employment Agreement”).
The Ferguson Employment Agreement provides that, Mr. Ferguson will be entitled to an annual base salary of  $350,000 and that Mr. Ferguson shall be entitled to receive an annual target bonus of forty-five percent (45%) of his base salary actually paid in the applicable year, which shall be conditioned upon, among other things, Mr. Ferguson’s performance and the performance of the Company. Mr. Ferguson’s annual base salary was increased to $357,000 in March 2022 and increased to $385,000 in April 2024 with an effective date of January 1, 2024.
The Ferguson Employment Agreement provides that, upon Mr. Ferguson’s termination of employment by the Company without Cause (as defined in the Ferguson Employment Agreement) and upon his resignation for Good Reason (as defined in the Ferguson Employment Agreement), subject to Mr. Ferguson’s execution and non-revocation of a release of claims, Mr. Ferguson will be entitled to receive, in addition to any accrued amounts, (i) his annual base salary for a period of twelve months and (ii) payment of the Company’s share of the premiums for participation in the Company’s health plans pursuant to COBRA for the twelve-month period following termination. If Mr. Ferguson is terminated in the twelve months following a change in control, Mr. Ferguson will instead be entitled to receive, in addition to any accrued amounts, (i) his annual base salary for a period of twelve months, (ii) one hundred percent (100%) of his target annual bonus for the year in which termination occurs, (iii) payment of the remainder of premiums for participation in the Company’s health plan pursuant to COBRA for the twelve-month period following termination and (iv) full acceleration of any outstanding equity awards.
Pursuant to the Ferguson Employment Agreement, Mr. Ferguson is subject to confidentiality and assignment of intellectual property provisions, and certain restrictive covenants, including one-year post-employment non-competition and non-solicitation of employees and customer provisions.
Michelle Willams, Ph.D. Employment Agreement
In connection with her appointment as Chief Scientific Officer, Dr. Williams entered into an employment agreement (the “Williams Employment Agreement”).
The Williams Employment Agreement provides that, Dr. Williams will be entitled to an annual base salary of  $330,000 and that Dr. Williams shall be entitled to receive an annual target bonus of forty-five percent (45%) of her base salary actually paid in the applicable year, which shall be conditioned upon, among other things, Dr. Williams’ performance and the performance of the Company. Dr. Williams’ annual salary was increased to $355,000 in April 2024 with an effective date of January 1, 2024.
The Williams Employment Agreement provides that, upon Dr. Williams’ termination of employment by the Company without Cause (as defined in the Williams Employment Agreement) and upon her resignation for Good Reason (as defined in the Williams Employment Agreement), subject to Dr. Williams’ execution and non-revocation of a release of claims, Dr. Williams will be entitled to receive, in addition to any accrued amounts, (i) her annual base salary for a period of twelve months and (ii) payment of the Company’s share of the premiums for participation in the Company’s health plans pursuant to COBRA for the twelve-month period following termination. If Dr. Williams is terminated in the twelve months following a change in control, Dr. Williams will instead be entitled to receive, in addition to any accrued amounts, (i) her annual base salary for a period of twelve months, (ii) one hundred percent (100%) of her target annual bonus for the year in which termination occurs, (iii) payment of the remainder of premiums for participation in the Company’s health plan pursuant to COBRA for the twelve-month period following termination and (iv) full acceleration of any outstanding equity awards.
Pursuant to the Williams Employment Agreement, Dr. Williams is subject to confidentiality and assignment of intellectual property provisions, and certain restrictive covenants, including one-year post-employment non-competition and non-solicitation of employees and customer provisions.

Definition of “Good Reason”
For purposes of the Mills Employment Agreement, Ferguson Employment Agreement and Williams Employment Agreement, “Good Reason” shall mean the occurrence of any one or more of the following events without the named executive officer’s prior written consent, unless the Company fully corrects the circumstances constituting Good Reason (provided such circumstances are capable of correction): (i) a material reduction in the named executive officer’s job responsibilities and duties for the Company, (ii) a material reduction in the named executive officer’s annual base salary or (iii) a requirement imposed by the Company on the named executive officer that the named executive officer’s principal place of employment be anywhere other than within a 50 mile radius of the named executive officer’s principal location, except for travel required on Company business to an extent substantially consistent with the named executive officer’s business travel obligation prior to the change in control, that, in any such case, is not cured by the Company within fifteen days after the Company’s receipt of written notice from the named executive officer of such event. Notwithstanding the foregoing, the named executive officer will not be deemed to have resigned for Good Reason unless (1) the named executive officer provides the Company with written notice setting forth in reasonable detail the facts and circumstances claimed by the named executive officer to constitute Good Reason within sixty (60) days after the date of the occurrence of any event that the named executive officer knows or should reasonably have known to constitute Good Reason, (2) the Company fails to cure such acts or omissions within thirty (30) days following its receipt of such notice, and (3) the effective date of the named executive officer’s termination for Good Reason occurs no later than sixty (60) days after the expiration of the Company’s cure period.
Equity Incentive Plans
Elutia Inc. 2015 Stock Option/Stock Issuance Plan
We currently maintain the 2015 Plan, as described above. Following our IPO, we do not make any new grants of awards under the 2015 Plan. Any unvested stock options granted pursuant to the 2015 Plan remain outstanding and continue to vest in accordance with their terms.
2020 Incentive Award Plan
We currently maintain the 2020 Plan, as described above, pursuant to which we may grant cash and equity-based incentive awards to eligible service providers in order to attract, motivate and retain the talent for which we compete.
2020 Employee Stock Purchase Plan
We currently maintain the 2020 Employee Stock Purchase Plan, which provides increased flexibility to grant opportunities to purchase shares to our employees.
Clawback of Performance-Based Awards
In November 2023, the Company adopted an Excess Incentive-Based Compensation Recoupment Policy (the “Clawback Policy”) in compliance with Nasdaq Listing Rule 5608. The Clawback Policy provides for the recoupment of erroneously awarded incentive compensation in the event of certain accounting restatements. The Clawback Policy applies to current and former executive officers and requires the recoupment of erroneously awarded incentive compensation received during a three-year lookback period preceding the accounting restatement. A copy of the Clawback Policy was filed as Exhibit 97 to our Annual Report on Form 10-K for the fiscal year ended December 31, 2023.
Director Compensation
Non-Employee Director Compensation Policy
In connection with our IPO, we implemented a non-employee director compensation policy pursuant to which each non-employee director will receive an annual director fee of  $40,000 as well as an additional annual fee of  $30,000 for service as our chairman, $20,000, $15,000, $10,000 for service as the chair of our audit, compensation and nominating and corporate governance committees, respectively and an additional annual fee of  $10,000, $7,500, $5,000 for service (other than as chair) on our audit, compensation and nominating and corporate governance committees, respectively, each earned on a quarterly basis. Each director will also receive an annual equity award with a grant date fair value of $81,000, which will vest in full on the date of our annual shareholder meeting immediately following the date of grant, subject to the nonemployee director continuing in service through such meeting date. The award is further subject to accelerated vesting upon a change in control (as defined in the 2020 Plan). In addition to the annual awards, the policy provides that, upon a non-employee director’s initial appointment, such director is entitled to receive an option award with a grant date fair value of $126,000 (an “Initial Award”).
On June 8, 2023, the Board approved an amendment to the non-employee director compensation policy such that (i) the Board has discretion to reduce the number of annual stock options granted to each non-employee director to an amount less than the number equal to grant date fair value of $81,000, (ii) the Board has discretion to reduce the Initial Award to an amount less than the number equal to a grant date fair value of $126,000 and (iii) the Company may pay the Board service fees in Class A common stock of the Company or cash.
In addition, on June 21, 2022, the Board created the position of Executive Chairman of the Board, a non-employee director position, and appointed Kevin Rakin to serve in this position. In recognition of Mr. Rakin’s additional time, contribution and responsibilities serving as Executive Chairman of the Board, the Board provided Mr. Rakin with additional director compensation for his service during the twelve-month period commencing on June 21, 2022 and ending June 20, 2023, which was subsequently extended by the Board to June 20, 2024. As such, Mr. Rakin is eligible to receive a total of $200,000 in cash compensation for his role as Executive Chairman, which shall be earned on a quarterly basis. Furthermore, in 2022 and 2023, Mr. Rakin received an annual stock option grants that were 1.5 times the standard director grant for each year.
The total compensation earned or paid to our non-employee directors during is set forth in the table below.
Name	Fees Earned or Paid in Cash ($)	Option Awards ($)(1)	Total ($)
Kevin Rakin	200,000	54,610	254,610
David Colpman	57,500	36,407	93,907
Maybelle Jordan	60,000	36,407	96,407
Brigid A. Makes	80,000	36,407	116,407
W. Matthew Zuga	44,583	36,407	80,990

(1)
Amounts reflect the full grant-date fair value of stock options granted during 2023 computed in accordance with ASC Topic 718, rather than the amounts paid to or realized by the named individual. We provide information regarding the assumptions used to calculate the value of all option awards made to our non-employee directors in Note 5 to the consolidated financial statements included in our 10-K.

The table below shows the aggregate numbers of option awards (exercisable and unexercisable) held as of December 31, 2023 by each non-employee director who was serving on the Board as of December 31, 2023.
Name	Options Outstanding at Fiscal Year End
Kevin Rakin	91,205
David Colpman	53,513
Maybelle Jordan	75,479
Brigid A. Makes	75,479
W. Matthew Zuga	61,172

STOCK OWNERSHIP
Security Ownership of Certain Beneficial Owners and Management
The following table sets forth information relating to the beneficial ownership of our common stock as of April 11, 2024 by:
•
each person, or group of affiliated persons, known by us to beneficially own more than 5% of any class of our Class A common stock;

•
each of our directors;

•
each of our named executive officers for 2023; and

•
all directors and executive officers as a group.

The number of shares beneficially owned by each stockholder is determined under rules issued by the SEC. Under these rules, a person is deemed to be a “beneficial” owner of a security if that person has or shares voting power or investment power, which includes the power to dispose of or to direct the disposition of such security. Except as indicated in the footnotes below, we believe, based on the information furnished to us, that the individuals and entities named in the table below have sole voting and investment power with respect to all shares of common stock beneficially owned by them, subject to any applicable community property laws.
The percentage of shares beneficially owned is computed on the basis of 20,036,508 shares of our Class A common stock and 4,313,406 shares of Class B common stock outstanding as of April 11, 2024. Shares of our common stock that a person has the right to acquire within 60 days of April 11, 2024 are deemed outstanding for purposes of computing the percentage ownership of the person holding such rights, but are not deemed outstanding for purposes of computing the percentage ownership of any other person, except with respect to the percentage ownership of all directors and executive officers as a group. Unless otherwise indicated below, the address for each beneficial owner listed is c/o Elutia Inc., 12510 Prosperity Drive, Suite 370, Silver Spring, Maryland 20904.
Name of Beneficial Owner	Number of Shares of Class A Common Stock Beneficially Owned(1)	Percentage of Class A Common Stock Beneficially Owned	Percentage of Class A and Class B Common Stock Beneficially Owned
Holders of More than 5%:
HighCape Partners and affiliates(2)	9,100,232	41.1%	34.4%
Nantahala Capital Management, LLC and affiliates (3)	1,912,776	9.5%	7.9%
AIGH Capital Management, LLC and affiliates(4)	1,886,556	9.4%	7.7%
Birchview Fund LLC and affiliates(5)	1,655,184	8.3%	6.8%
Named executive officers and directors:
C. Randal Mills, Ph.D.(6)	379,608	1.9%	1.5%
Matthew Ferguson(7)	266,840	1.3%	1.1%
Michelle Williams, Ph.D.(8)	75,417	*	*
Kevin Rakin(2)(9)	9,282,244	41.8%	38.1%
David Colpman(10)	37,603	*	*
Maybelle Jordan(11)	75,479	*	*
Brigid A. Makes(12)	77,479	*	*
W. Matthew Zuga(2)(13)	9,161,404	41.3%	37.6%
All executive officers and directors as a group (8 persons)(14)	10,255,842	49.1%	40.8%

*
Represents less than 1%.

(1)
Deerfield Private Design Fund III, L.P. (together with its affiliates, “Deerfield”) is not included in this table as a holder of more than 5% of our voting securities, because as a holder of our Class B common stock, Deerfield only has the right to convert each share of our Class B common stock it holds into one share of Class A common stock at its election to the extent that, as a result of such conversion, it would not beneficially own in excess of 4.9% of any class of our securities registered under the Exchange Act. As of April 11, 2024, Deerfield owns less than 5% of our outstanding shares of Class A common stock, and owns all of our standing shares of Class B common stock. Shares of our Class B common stock do not have voting rights.

(2)
Based solely on information reported on a Schedule 13D/A filed on January 9, 2024, one or more of the following HighCape entities (collectively, “HighCape Entities”): HighCape Capital, L.P., HighCape Partners, L.P., HighCape Partners QP, L.P., HighCape Partners GP, LLC, HighCape Partners GP, L.P., HighCape Co-Investment Vehicle I, LLC, HighCape Co-Investment Vehicle II, LLC, HighCape Capital, LLC, HighCape Partners II, L.P., HighCape Partners QP II, L.P., HighCape Partners GP II, L.P., and HighCape Partners GP II, LLC have shared voting and dispositive power over 9,100,232 shares of Class A common stock and warrants to acquire Class A common stock. Additionally, each of W. Matthew Zuga and Kevin Rakin has shared voting and dispositive power over such shares of Class A common stock (other than with respect to shares held of record by HighCape Co-Investment Vehicle I, LLC and HighCape Co-Investment Vehicle II, LLC over which Mr. Rakin has no voting or dispositive power). Mr. Rakin and Mr. Zuga, both members of our Board of Directors, are the managing members of HighCape Partners GP, LLC, which in turn is the general partner of HighCape Partners GP, L.P., which in turn is the general partner of each of HighCape Partners, L.P. and HighCape Partners QP, L.P. Mr. Rakin and Mr. Zuga are also the managing members of HighCape Capital, LLC, which in turn is the general partner of HighCape Capital, L.P. Each of Mr. Rakin, Mr. Zuga, HighCape Partners GP, LLC and HighCape Partners GP, L.P. may be deemed to beneficially own the securities held of record by HighCape Partners, L.P. and HighCape Partners QP, and each of Mr. Rakin, Mr. Zuga and HighCape Capital, LLC may be deemed to beneficially own the securities held of record by HighCape Capital, L.P. In addition, Mr. Zuga is the managing member of each of HighCape Co-Investment Vehicle I, LLC and HighCape Co-Investment Vehicle II, LLC and may be deemed to beneficially own the securities held by such entities. The address of each of the HighCape Entities described in this footnote, Mr. Zuga and Mr. Rakin is 36 Church Lane, Westport, CT 06880.

(3)
Based solely on information reported on a Schedule 13G filed on February 14, 2024, Nantahala Capital Management, LLC and each of Wilmot Harkey and Daniel Mack and have shared voting and dispositive power over 1,912,776 shares of Class A common stock, including 262,776 shares of Class A common stock issuable upon the exercise of warrants. The address of the foregoing reporting persons is 130 Main St. 2nd Floor, New Canaan, CT 06840.

(4)
Based solely on information reported on a Schedule 13G/A filed on February 7, 2024, AIGH Capital Management, LLC and Orin Hirschman have shared voting and dispositive power over 1,886,556 shares of Class A common stock, including 120,000 shares of Class A common stock issuable upon the exercise of warrants. The address of the foregoing reporting persons is 6006 Berkeley Avenue, Baltimore, MD 21209.

(5)
Based solely on information reported on a Schedule 13G/A filed on February 20, 2024, (i) each of Birchview Capital, LP and Matthew Strobeck has shared voting and dispositive power over 1,655,184 shares of Class A common stock, and (ii) Birchview Fund LLC has shared voting and dispositive power over 1,303,105 shares of Class A common stock. Birchview Capital, LP is the investment manager of Birchview Fund LLC (the “Fund”). As a result, Birchview Capital, LP possesses the power to vote and dispose or direct the disposition of all shares of Class A common stock owned by the Fund. Mr. Strobeck, who is the Managing Member of Birchview Capital GP, LLC, the general partner of Birchview Capital, LP, has ownership of 283,018 shares held in separately managed accounts managed by Birchview Capital, LP, of which he personally owns 165,094 shares and holds the remaining 117,924 shares in custodial accounts in his name. In addition, 69,061 shares are held in separately managed accounts advised by Birchview Capital, LP, for the benefit of other investors. The address of the foregoing reporting persons is 688 Pine Street, Suite D, Burlington, VT 05401.

(6)
Consists of (i) 67,745 shares of Class A common stock, (ii) 257,696 options to purchase shares of Class A common stock that are or will be exercisable within 60 days of April 11, 2024 and (iii) 54,167 shares underlying RSUs that will vest within 60 days of April 11, 2024. The amount reported in the table does not include (i) 507,511 options to purchase Class A common stock or (ii) 414,894 shares underlying performance-based RSUs that are subject to vesting within 60 days of April 11, 2024, to the extent that the performance objectives are achieved.

(7)
Consists of (i) 121,279 shares of Class A common stock, (ii) 120,561 options to purchase shares of Class A common stock that are or will be exercisable within 60 days of April 11, 2024 and (iii) 25,000 shares underlying RSUs that will vest within 60 days of April 11, 2024. The amount reported in the table does not include (i) 50,000 options to purchase Class A common stock or (ii) 50,000 shares underlying performance-based RSUs that are subject to vesting within 60 days of April 11, 2024, to the extent that the performance objectives are achieved.

(8)
Consists of (i) 50,417 options to purchase shares of Class A common stock that are or will be exercisable within 60 days of April 11, 2024 and (ii) 25,000 shares underlying RSUs that will vest within 60 days of April 11, 2024. The amount reported in the table does not include (i) 50,000 options to purchase Class A common stock or (ii) 50,000 shares underlying performance-based RSUs that are subject to vesting within 60 days of April 11, 2024, to the extent that the performance objectives are achieved.

(9)
Consists of (i) 9,100,232 shares of Class A common stock held of record by one or more of the HighCape Entities (other than shares held by HighCape Co-Investment Vehicle I, LLC and HighCape Co-Investment Vehicle II, LLC over which Mr. Rakin has no voting or dispositive power), (ii) 90,807 shares of Class A common stock held of record by the Kevin L. Rakin Irrevocable Trusts whose beneficiaries include his wife and descendants, and (iii) 91,205 options to purchase shares of Class A common stock that are or will be exercisable within 60 days of April 11, 2024.

(10)
Consists of 37,603 options to purchase shares of Class A common stock that are or will be exercisable within 60 days of April 11, 2024.

(11)
Consists of 75,479 options to purchase shares of Class A common stock that are or will be exercisable within 60 days of April 11, 2024.

(12)
Consists of (i) 2,000 shares of Class A common stock and (ii) 75,479 options to purchase shares of Class A common stock that are or will be exercisable within 60 days of April 11, 2024.

(13)
Consists of (i) 9,100,232 shares of Class A common stock held of record by the HighCape Entities and (ii) 61,172 options to purchase shares of Class A common stock that are or will be exercisable within 60 days of April 11, 2024.

(14)
Consists of  (i) 9,385,161 shares of Class A common stock, (ii) 766,514 options to purchase shares of Class A common stock that are or will be exercisable within 60 days of April 11, 2024 and (iii) 104,167 shares underlying RSUs that will vest within 60 days of April 11, 2024. The amount reported in the table does not include (i) 607,511 options to purchase Class A common stock or (ii) 514,894 shares underlying performance-based RSUs that are subject to vesting within 60 days of April 11, 2024, to the extent that the performance objectives are achieved.

CERTAIN TRANSACTIONS WITH RELATED PERSONS
Policies and Procedures on Transactions with Related Persons
Our Board of Directors recognizes that transactions with related persons present a heightened risk of conflicts of interests and/or improper valuation (or the perception thereof). Our Board has adopted a written policy on transactions with related persons, which requires that our audit committee approve or ratify related person transactions required to be disclosed pursuant to Item 404(a) or, if applicable Item 404(d) of Regulation S-K. Item 404 of Regulation S-K requires disclosure, subject to certain exceptions, of transactions in which we were or are to be a participant and the amount involved exceeds $120,000 (or such other amount applicable while we remain a smaller reporting company) and in which any “related person” as defined under Item 404(a) of Regulation S-K had or will have a direct or indirect material interest. It is our policy that directors interested in a related person transaction will recuse themselves from any vote on a related person transaction in which they have an interest and that no director may participate in the approval of a related person transaction for which he or she is a “related person.” Each of the transactions described below entered into following the adoption of our related person transaction policy was approved in accordance with such policy.
Transactions with HighCape and its Affiliates
Payment of HighCape Legal Fees
In December 2023 and February 2024, payments totaling approximately $72,000 were made by us for legal fees incurred by HighCape Entities or their affiliates. Such related party payments were authorized by our audit committee given the indirect benefit to Elutia derived from the services rendered.
Investor Rights Agreement
We entered into a second amended and restated investors’ rights agreement (the “Investor Rights Agreement”), in September 2020, with each holder of our Series A convertible preferred stock and Series A-1 preferred stock and certain other investors, including each holder of more than 5% of our capital stock, which entities are also related to certain of our directors. The agreement provides for certain registration rights relating to the registrable shares held by such holders, as further described below.
Registration Rights
Entities affiliated with HighCape, which hold shares of our common stock (including shares of our Class A common stock issuable upon the conversion of our Series A convertible preferred stock and Class B Common Stock and shares of our Class B Common Stock issuable upon conversion of our Series A-1 convertible preferred stock), are entitled to certain rights with respect to the registration of their “registrable shares” for public resale under the Securities Act, pursuant to the Investor Rights Agreement, until such rights otherwise terminate pursuant to the terms of the Investor Rights Agreement. The registration of shares of common stock as a result of the following rights being exercised would enable holders to trade these shares without restriction under the Securities Act when the applicable registration statement is declared effective.
Form S-1 Registration Rights
If at any time beginning six months after the effective date of our IPO the holders of at least 75% of the registrable shares then outstanding (other than certain holders specifically excluded for purposes of this calculation) (the “Required Holders”), request in writing that we effect a registration of registrable shares, we will be required to give prompt written notice of such request to all other holders of registrable shares and to effect a registration on Form S-1 with respect to all registrable shares we are requested by such holders to register, subject to certain exceptions and limitations. We are obligated to effect at most two registrations in response to these demand registration rights. If the holders requesting registration intend to distribute their shares by means of an underwritten offering, we will be permitted to exclude certain registrable shares from registration on the good faith advice of the managing underwriter that marketing factors so require.

Piggyback Registration Rights
If at any time we propose to register any shares of our common stock under the Securities Act, subject to certain exceptions, the holders of registrable shares will be entitled to notice of the registration and to request that we include their registrable shares in such registration. If our proposed registration involves an underwritten offering, we will be permitted to exclude certain registrable shares from registration on the good faith advice of the managing underwriter that market factors so require.
Form S-3 Registration Rights
If, at any time after we become eligible under the Securities Act to register our shares on a registration statement on Form S-3, the Required Holders request that we effect a registration with respect to registrable shares having an aggregate price to the public in the offering of at least $2.5 million, we will be required to give prompt written notice of such request to all other holders of registrable shares and to use commercially reasonable efforts to effect, as expeditiously as possible, the registration on Form S-3 of all registrable shares we are requested by such holders to register.
Expenses and Indemnification
Ordinarily, other than underwriting discounts and commissions and any stock transfer taxes, we will be required to pay all registration expenses related to any registration effected pursuant to the exercise of these registration rights. Registration expenses are defined to include, among other things, all registration and filing fees, exchange listing fees, printing expenses, fees and disbursements of our counsel, reasonable fees and disbursements of one counsel for the selling security holders and blue sky fees and expenses. The Investor Rights Agreement also includes customary indemnification and procedural terms.
Termination of Registration Rights
The registration rights terminate upon the earlier of  (i) three years after the effective date of the registration statement of which our IPO prospectus was a part, (ii) the closing of a sale transaction, as defined in the Investor Rights Agreement or (iii) with respect to any holder of registrable shares, at such time after the date that is six months following the consummation of this offering as SEC Rule 144 or another similar exemption under the Securities Act is available for the public sale of all of such holder’s shares without limitation during a three-month period without registration, provided that we have taken all necessary action to enable such holder to have any legend restricting the transfer of such shares removed from the stock certificates representing all such shares.
In accordance with the above, the Investor Rights Agreement terminated in October 2023.
Employment Agreements
We have entered into employment agreements with certain of our named executive officers. For more information regarding the agreements with our named executive officers, see “Executive and Director Compensation — Executive Compensation Arrangements — Employment Agreements” above.
Indemnification Agreements
We have entered into indemnification agreements with each of our directors and executive officers. These agreements, among other things, require us or will require us to indemnify each director (and in certain cases their related venture capital funds) and executive officer to the fullest extent permitted by Delaware law, including indemnification of expenses such as attorneys’ fees, judgments, fines and settlement amounts incurred by the director or executive officer in any action or proceeding, including any action or proceeding by or in right of us, arising out of the person’s services as a director or executive officer.
2023 Private Placement
On September 18, 2023, we entered into a Securities Purchase Agreement (the “Purchase Agreement”) with the purchasers named therein (the “Investors”) including certain holders of more than 5% of our capital stock, such as HighCape Partners and affiliates, Nantahala Capital Management, LLC and affiliates and

AIGH Capital Management, LLC and affiliates. Pursuant to the Purchase Agreement, we agreed to sell an aggregate of (i) 6,852,811 units (the “Common Units”) to certain of the Investors, each comprised of (a) one share of the Company’s Class A common stock, par value $0.001 per share (“Class A Common Stock”) and (b) a warrant (a “Common Warrant”) to purchase one and one half shares of Class A Common Stock, and (ii) 503,058 units (the “Prefunded Units”) to certain of the Investors, each comprised of (a) a prefunded warrant (a “Prefunded Warrant”) to purchase one share of Class A Common Stock, and (b) a Common Warrant. The Common Units were sold at a purchase price of $1.4275 per unit, and the Prefunded Units were sold at a purchase price of $1.4265 per unit, for aggregate gross proceeds of approximately $10.5 million, before deducting offering expenses (the “Offering”). Each Common Warrant is exercisable at any time until the earlier of (a) 30 trading days after the clearance by the U.S. Food & Drug Administration of the Company’s CanGaroo®RM antibiotic-eluting biologic envelope or (b) five years from the date of the Offering, at an exercise price per share of $1.4275. Each Prefunded Warrant is exercisable at any time at a nominal exercise price per share of $0.001 (with the remainder of the exercise price per share of Class A Common Stock having been prefunded to the Company).
The closing of the Offering occurred on September 21, 2023.
On September 21, 2023, in connection with the closing of the Offering, we entered into a Registration Rights Agreement (the “Registration Rights Agreement”) with the Investors. Pursuant to the Registration Rights Agreement, we agreed to prepare and file a registration statement with the Securities and Exchange Commission (the “SEC”) within 60 days after the date of the closing of the Offering, for purposes of registering the resale of the Class A Common Stock issued in the Offering and the shares of Class A Common Stock issuable upon exercise of the Common Warrants and Prefunded Warrants issued in the Offering (the “Warrant Shares”), and any shares of Class A Common Stock issued as a dividend or other distribution with respect to, in exchange for or in replacement of the Class A Common Stock or the Warrant Shares. We agreed to use commercially reasonable efforts to cause this registration statement to be declared effective by the SEC within 90 days after the date of the closing of the Offering, or 115 days after the date of the closing of the Offering if the SEC reviews the registration statement.
The Company has also agreed, among other things, to indemnify the Investors, their officers, directors, members, managers, partners, trustees, employees and agents and other representatives, successors and assigns, and each other person, if any, who controls such Investors within the meaning of the Securities Act of 1933 under the registration statement from certain liabilities and to pay all fees and expenses (excluding any legal fees of the selling holder(s), and any underwriting discounts and selling commissions) incident to the Company’s obligations under the Registration Rights Agreement.
The following table summarizes the aggregate number of shares of our common stock acquired in the Private Placement by beneficial owners of more than 5% of our voting securities.
Participants	Shares of Class A Common Stock Purchased	Prefunded Warrant Purchased	Common Warrant Purchased	Total Purchase Price
Holders of More Than 5% of Our Voting Securities
HighCape Partners and affiliates	1,401,051	—	2,101,577	$2,000,000
Nantahala Capital Management, LLC and affiliates	1,650,000	241,588	2,837,382	$2,700,000
AIGH Capital Management, LLC and affiliates	1,700,000	261,470	2,942,205	$2,799,737

STOCKHOLDER PROPOSALS AND DIRECTOR NOMINATIONS
Stockholders who intend to have a proposal considered for inclusion in our proxy materials for presentation at our annual meeting of stockholders to be held in 2025 (the “2025 Annual Meeting”) pursuant to Rule 14a-8 under the Exchange Act must submit the proposal to our Secretary at our offices at 12510 Prosperity Drive, Suite 370, Silver Spring, Maryland 20904, in writing not later than December 23, 2024.
Stockholders intending to present a proposal at our 2025 Annual Meeting, but not to include the proposal in our proxy statement, or to nominate a person for election as a director, must comply with the requirements set forth in our bylaws. Our bylaws require, among other things, that our Secretary receive written notice from the stockholder of record of their intent to present such proposal or nomination not earlier than the close of business on the 120th day and not later than the close of business on the 90th day prior to the first anniversary of the preceding year’s annual meeting of stockholders. Therefore, we must receive notice of such a proposal or nomination for the 2025 Annual Meeting no earlier than the close of business on February 6, 2025 and no later than the close of business on March 8, 2025. The notice must contain the information required by our bylaws. In the event that the date of the 2025 Annual Meeting is more than 30 days before or more than 60 days after June 6, 2025, then our Secretary must receive such written notice not earlier than the close of business on the 120th day prior to the 2025 Annual Meeting and not later than the close of business of the 90th day prior to the 2025 Annual Meeting or, if later, the 10th day following the day on which public disclosure of the date of such meeting is first made by us. SEC rules permit management to vote proxies in its discretion in certain cases if the stockholder does not comply with this deadline and, in certain other cases notwithstanding the stockholder’s compliance with this deadline.
We reserve the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with these or other applicable requirements.
In addition to satisfying the foregoing requirements under our Bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 of the Exchange Act.
In connection with our solicitation of proxies for our 2025 annual meeting of stockholders, we intend to file a proxy statement and WHITE proxy card with the SEC. Stockholders may obtain our proxy statement (and any amendments and supplements thereto) and other documents as and when filed with the SEC without charge from the SEC’s website at: www.sec.gov.
HOUSEHOLDING
SEC rules permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements and notices with respect to two or more stockholders sharing the same address by delivering a single proxy statement or a single notice addressed to those stockholders. This process, which is commonly referred to as “householding,” provides cost savings for companies and helps the environment by conserving natural resources. Some brokers household proxy materials, delivering a single proxy statement or notice to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement or notice, or if your household is receiving multiple copies of these documents and you wish to request that future deliveries be limited to a single copy, please notify your broker. You can also request prompt delivery of a copy of this Proxy Statement and the Annual Report by contacting Broadridge Financial Solutions, Inc. at (866) 540-7095 or in writing at Broadridge, Householding Department, 51 Mercedes Way, Edgewood, New York 11717.

2023 ANNUAL REPORT
A copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2023 is being mailed with this Proxy Statement to those stockholders that receive this Proxy Statement in the mail. Stockholders that receive the Notice Regarding the Availability of Proxy Materials can access our 2023 Annual Report on Form 10-K at www.proxyvote.com.
Our Annual Report on Form 10-K for the fiscal year ended December 31, 2023 has also been filed with the SEC. It is available free of charge at the SEC’s website at www.sec.gov. Upon written request by a stockholder, we will mail without charge a copy of our Annual Report on Form 10-K, including the financial statements and financial statement schedules, but excluding exhibits. Exhibits to the Annual Report on Form 10-K are available upon payment of a reasonable fee, which is limited to our expenses in furnishing the requested exhibit. All requests should be directed to the Secretary, Elutia Inc., 12510 Prosperity Drive, Suite 370, Silver Spring, Maryland 20904.
Your vote is important.   Please promptly vote your shares by following the instructions for voting on the Notice Regarding the Availability of Proxy Materials or, if you received a paper or electronic copy of our proxy materials, by completing, signing, dating and returning your proxy card or by Internet or telephone voting as described on your proxy card.
By Order of the Board of Directors
/s/ Jeffrey Hamet

Jeffrey Hamet
Senior Vice President, Finance, Treasurer and Secretary
Silver Spring, Maryland
April 22, 2024

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SCAN TO VIEW MATERIALS & VOTE ELUTIA INC. 12510 PROSPERITY DRIVE, SUITE 370 SILVER SPRING, MD 20904 VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on June 5, 2024. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on June 5, 2024. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: V40711-P10638 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY ELUTIA INC. For Withhold For All To withhold authority to vote for any individual The Board of Directors recommends you vote FOR the following: All All Except nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below. 1. Election of Class I Directors Nominees: 01) Maybelle Jordan 02) W. Matthew Zuga ! ! ! The Board of Directors recommends you vote FOR the following proposal: For Against Abstain 2. Ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2024. NOTE: Such other business as may properly come before the meeting or any adjournment, continuation or postponement thereof. ! ! ! Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

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Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com. V40712-P10638 ELUTIA INC. Annual Meeting of Stockholders June 6, 2024 1:00 PM, Eastern Time This proxy is solicited by the Board of Directors The undersigned stockholder(s) hereby appoint(s) C. Randal Mills, Ph.D. and Matthew Ferguson, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Class A common stock of ELUTIA INC. that the stockholder(s) is/ are entitled to vote at the Annual Meeting of Stockholders to be held at 1:00 PM, Eastern Time on June 6, 2024, at 12510 Prosperity Drive, Suite 370, Silver Spring, Maryland 20904, and any adjournment, continuation or postponement thereof, with all powers which the undersigned would possess if present at the meeting. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations as indicated on the reverse side, and in the discretion of the proxies with respect to such other matters as may properly come before the Annual Meeting. Continued and to be signed on reverse side

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